UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s PGIM QMA Long-Short Equity Fund, PGIM Short Duration Muni Fund, PGIM US Real Estate Fund and PGIM QMA Large-Cap Core Equity PLUS Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	3/31/2021

Date of reporting period:	3/31/2021

Item 1 – Reports to Stockholders

PGIM US REAL ESTATE FUND

ANNUAL REPORT

MARCH 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM US Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled at the onset of the COVID-19 pandemic amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM US Real Estate Fund

May 14, 2021

PGIM US Real Estate Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	28.67	6.24	8.11	—
(without sales charges)	36.16	7.45	8.72	—
Class C
(with sales charges)	34.04	6.64	7.91	—
(without sales charges)	35.04	6.64	7.91	—
Class Z
(without sales charges)	36.44	7.71	8.99	—
Class R6
(without sales charges)	36.44	N/A	N/A	9.44 (5/25/17)
FTSE NAREIT Equity REITs Index
	37.78	5.33	8.56	—
S&P 500 Index
	56.31	16.29	13.90	—

Average Annual Total Returns as of 3/31/21 Since Inception (%)
	Class A, C, Z (12/21/10)	Class R6 (5/25/17)
FTSE NAREIT Equity REITs Index	9.00	6.22
S&P 500 Index	14.18	16.09

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE NAREIT Equity REITs Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (March 31, 2011) and the account values at the end of the latest fiscal year (March 31, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM US Real Estate Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

FTSE NAREIT Equity REITs Index—The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all real estate investment trusts (REITs) listed on the New York Stock Exchange, the NASDAQ National Market, and the NYSE MKT LLC (formerly known as NYSE Amex Equities). The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

*The S&P 500 Index (the Index) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

6	Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 3/31/21

Ten Largest Holdings	Real Estate Sectors	% of Net Assets
Prologis, Inc.	Industrial REITs	7.6%
Welltower, Inc.	Health Care REITs	6.7%
Equinix, Inc.	Specialized REITs	6.7%
Equity Residential	Residential REITs	5.1%
Global Medical REIT, Inc.	Health Care REITs	4.2%
National Retail Properties, Inc.	Retail REITs	3.7%
Simon Property Group, Inc.	Retail REITs	3.5%
Kilroy Realty Corp.	Office REITs	3.4%
Essex Property Trust, Inc.	Residential REITs	3.3%
Essential Properties Realty Trust, Inc.	Diversified REITs	3.2%

Holdings reflect only long-term Investments and are subject to change.

PGIM US Real Estate Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM US Real Estate Fund’s Class Z shares returned 36.44% in the 12-month reporting period that ended March 31, 2021, slightly underperforming the 37.78% return of the FTSE NAREIT Equity REITs Index (the Index).

What were conditions like in the US real estate securities market?

•

The reporting period was one of rapid recovery for the US real estate investment trust (REIT) market, which rallied nearly 38% off its lows from early 2020 at the onset of the COVID-19 pandemic. Better-than-expected vaccine efficacy announcements from Pfizer and Moderna in late 2020, a successful vaccination rollout in the US, and several trillion dollars in government stimulus all contributed to a robust economic reopening of the US economy after it suffered from one of the worst global pandemics in over 100 years.

•

Several US REIT sectors exhibited surprisingly resilient financial fundamentals in 2020, including data centers, industrials, medical offices, and towers, which all substantially outperformed the broader REIT group for most of the period. In early 2021, investor attention quickly shifted to sectors that will benefit from a recovery (e.g., lodging, storage, senior housing, apartments), which are expected to experience a significant increase in occupancy as economic growth continues.

What worked?

•

Several sectors in the US performed well based on property type during the reporting period. The Fund’s stock selection was strong in the data center sector, and an underweight allocation to the sector relative to the Index also was beneficial.

•	The Fund’s stock selection in the hotel sector was weak, but an overweight allocation to the sector relative to the Index contributed to relative performance and more than offset the losses.

•	The Fund’s selection of storage stocks also contributed to performance.

What didn’t work?

•

Underweight positions to retail stocks, both malls and shopping centers, were meaningful drags on the Fund’s relative performance during the period. Unfavorable security selection in the shopping center and specialty housing sectors also negatively impacted results.

Current outlook

•

PGIM Real Estate views the US REIT market as well positioned for 2021. Even with the recent economic recovery, the market’s valuation remains attractive. Despite some near-term disruption to net operating income growth in certain sectors, PGIM Real Estate expects funds-from-operations per share growth of 4.5% in 2021, followed by

8	Visit our website at pgim.com/investments

7.5% in 2022. The recent improvement in equity valuations has allowed many REITs to issue new equity for acquisitions and development. A favorable cost of capital and faster pace of reopening bode well for PGIM Real Estate’s near-term earnings growth expectations. Moreover, the Federal Reserve is forecasting a prolonged period of low interest rates, which will likely will lead to upward pricing pressure for real estate valuations. That’s a long-term positive trend for the REIT market.

•

PGIM Real Estate remains diligent in its value-oriented investment process. Market volatility resulting from the COVID-19 pandemic has magnified return dispersion within the REIT market and greatly increased the advantage of active management. (Return dispersion is the range of performance results among REITs. A large dispersion means the difference between the best-performing REITs and the worst-performing REITs is significant. Conversely, a small dispersion would indicate that all REITs are providing more similar returns.)

•

In terms of REIT allocation, PGIM Real Estate is looking to capitalize on sectors expected to benefit from the economic reopening, as well as “secular winners” in sectors that have tended to perform well over the long term. PGIM Real Estate sees value in the lodging sector as fundamentals start to normalize over the next year; and it has increased its allocation to the multifamily and senior housing sectors, given their attractive valuations and improving occupancy outlooks.

PGIM US Real Estate Fund	9

Comments on Largest Holdings

7.6%	Prologis Inc. Industrial

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. It also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

6.7%	Welltower Inc. Healthcare

Welltower invests in senior housing and healthcare real estate properties. It owns interests in senior housing, post-acute communities, and outpatient medical properties concentrated in major high-growth markets in the US, Canada, and the United Kingdom. Its portfolio includes more than 1,500 facilities leased to healthcare operators in approximately 45 states in the US.

6.7%	Equinix Inc. Data Centers

Equinix invests in interconnected data centers. It focuses on developing network and cloud-neutral data center platforms for cloud and information technology companies, enterprises, mobile services providers, and financial companies.

5.1%	Equity Residential Residential

Equity Residential acquires, develops, and manages apartment complexes in the US. One of the largest apartment owners in the US, it actively invests in rental properties in the urban core of cities and in high-density suburban areas near transit, entertainment, and cultural amenities. Equity Residential owns more than 300 multifamily communities with nearly 80,000 rentable units in large metropolitan areas such as San Francisco, Seattle, and New York.

4.2%	Global Medical REIT Healthcare

Global Medical REIT acquires and manages real estate assets in the healthcare industry, including hospitals, medical centers, nursing facilities, and retirement homes.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM US Real Estate Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM US Real Estate Fund		Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,199.70	1.25%	$6.86
	Hypothetical	$1,000.00	$1,018.70	1.25%	$6.29
Class C	Actual	$1,000.00	$1,195.40	2.00%	$10.95
	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05
Class Z	Actual	$1,000.00	$1,200.80	1.00%	$5.49
	Hypothetical	$1,000.00	$1,019.95	1.00%	$5.04
Class R6	Actual	$1,000.00	$1,200.80	1.00%	$5.49
	Hypothetical	$1,000.00	$1,019.95	1.00%	$5.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of March 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.2%

COMMON STOCKS

Diversified REITs 3.2%

Essential Properties Realty Trust, Inc.	49,056	$1,119,948

Health Care REITs 16.3%

CareTrust REIT, Inc.	17,682	411,725
Community Healthcare Trust, Inc.	14,892	686,819
Global Medical REIT, Inc.	112,067	1,469,198
New Senior Investment Group, Inc.	125,066	779,161
Welltower, Inc.	33,069	2,368,733

		5,715,636

Hotel & Resort REITs 9.3%

Host Hotels & Resorts, Inc.*	48,647	819,702
MGM Growth Properties LLC (Class A Stock)	14,019	457,300
Pebblebrook Hotel Trust	17,892	434,597
RLJ Lodging Trust	50,165	776,554
Xenia Hotels & Resorts, Inc.*	39,560	771,420

		3,259,573

Industrial REITs 12.8%

Americold Realty Trust	11,130	428,171
Duke Realty Corp.	26,114	1,094,960
Prologis, Inc.	25,177	2,668,762
Rexford Industrial Realty, Inc.	6,209	312,934

		4,504,827

Office REITs 6.8%

Highwoods Properties, Inc.	12,169	522,537
Kilroy Realty Corp.	18,086	1,186,984
Vornado Realty Trust	14,682	666,416

		2,375,937

Residential REITs 18.1%

American Campus Communities, Inc.	8,631	372,600
Camden Property Trust	7,499	824,216
Equity LifeStyle Properties, Inc.	1,378	87,696
Equity Residential	24,985	1,789,676
Essex Property Trust, Inc.	4,274	1,161,844
Invitation Homes, Inc.	13,804	441,590

See Notes to Financial Statements.

PGIM US Real Estate Fund       13

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Residential REITs (cont’d.)

Sun Communities, Inc.	5,239	$786,060
UDR, Inc.	20,105	881,805

		6,345,487

Retail REITs 13.0%

Acadia Realty Trust	41,441	786,136
Agree Realty Corp.	10,148	683,062
National Retail Properties, Inc.	29,284	1,290,546
Regency Centers Corp.	3,453	195,819
Simon Property Group, Inc.	10,775	1,225,872
Urban Edge Properties	23,035	380,538

		4,561,973

Specialized REITs 19.7%

American Tower Corp.	1,261	301,455
Digital Realty Trust, Inc.	7,311	1,029,681
Equinix, Inc.	3,463	2,353,420
Extra Space Storage, Inc.	7,061	935,936
Gaming & Leisure Properties, Inc.	4,372	185,504
Life Storage, Inc.	9,500	816,525
Public Storage	898	221,590
QTS Realty Trust, Inc. (Class A Stock)	8,478	525,975
SBA Communications Corp.	1,387	384,962
VICI Properties, Inc.	6,267	176,980

		6,932,028

TOTAL LONG-TERM INVESTMENTS (cost $28,824,601)		34,815,409

SHORT-TERM INVESTMENT 0.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $201,060)(wa)	201,060	201,060

TOTAL INVESTMENTS 99.8% (cost $29,025,661)		35,016,469
Other assets in excess of liabilities 0.2%		73,788

NET ASSETS 100.0%		$35,090,257

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

See Notes to Financial Statements.

14

REITs—Real Estate Investment Trust

*	Non-income producing security.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Diversified REITs	$ 1,119,948	$—	$—
Health Care REITs	5,715,636	—	—
Hotel & Resort REITs	3,259,573	—	—
Industrial REITs	4,504,827	—	—
Office REITs	2,375,937	—	—
Residential REITs	6,345,487	—	—
Retail REITs	4,561,973	—	—
Specialized REITs	6,932,028	—	—
Affiliated Mutual Fund	201,060	—	—
Total	$35,016,469	$—	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2021 were as follows (unaudited):

Specialized REITs	19.7%
Residential REITs	18.1
Health Care REITs	16.3
Retail REITs	13.0
Industrial REITs	12.8
Hotel & Resort REITs	9.3
Office REITs	6.8

Diversified REITs	3.2%
Affiliated Mutual Fund	0.6

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

PGIM US Real Estate Fund       15

Statement of Assets and Liabilities

as of March 31, 2021

Assets

Investments at value:
Unaffiliated investments (cost $28,824,601)	$34,815,409
Affiliated investments (cost $201,060)	201,060
Dividends receivable	111,771
Receivable for Fund shares sold	68,794
Prepaid expenses	1,656

Total Assets	35,198,690

Liabilities

Audit fee payable	25,494
Management fee payable	21,234
Payable for Fund shares purchased	17,847
Custodian and accounting fees payable	14,657
Accrued expenses and other liabilities	11,063
Transfer agent’s fees and expenses payable	8,550
Shareholders’ reports payable	5,486
Distribution fee payable	2,071
Affiliated transfer agent fee payable	2,031

Total Liabilities	108,433

Net Assets	$35,090,257

Net assets were comprised of:
Shares of beneficial interest, at par	$2,465
Paid-in capital in excess of par	27,700,267
Total distributable earnings (loss)	7,387,525

Net assets, March 31, 2021	$35,090,257

See Notes to Financial Statements.

16

Class A
Net asset value and redemption price per share,
($5,848,531 ÷ 411,101 shares of beneficial interest issued and outstanding)	$14.23
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price to public	$15.06

Class C

Net asset value, offering price and redemption price per share,
($990,061 ÷ 71,332 shares of beneficial interest issued and outstanding)	$13.88

Class Z

Net asset value, offering price and redemption price per share,
($24,856,149 ÷ 1,744,649 shares of beneficial interest issued and outstanding)	$14.25

Class R6

Net asset value, offering price and redemption price per share,
($3,395,516 ÷ 238,314 shares of beneficial interest issued and outstanding)	$14.25

See Notes to Financial Statements.

PGIM US Real Estate Fund       17

Statement of Operations

Year Ended March 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income	$ 766,362
Affiliated dividend income	655
Affiliated income from securities lending, net	433

Total income	767,450

Expenses
Management fee	236,302
Distribution fee(a)	28,318
Custodian and accounting fees	59,842
Transfer agent’s fees and expenses (including affiliated expense of $ 10,454)(a)	51,069
Registration fees(a)	38,463
Audit fee	27,668
Legal fees and expenses	19,105
Shareholders’ reports	12,731
Trustees’ fees	10,631
Miscellaneous	20,288

Total expenses	504,417
Less: Fee waiver and/or expense reimbursement(a)	(160,788)
Distribution fee waiver(a)	(2,941)

Net expenses	340,688

Net investment income (loss)	426,762

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	2,471,884
Net change in unrealized appreciation (depreciation) on investments	6,874,821

Net gain (loss) on investment transactions	9,346,705

Net Increase (Decrease) In Net Assets Resulting From Operations	$9,773,467

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	17,644	367	10,307	—	—
Transfer agent’s fees and expenses	14,385	131	2,028	33,972	553
Registration fees	8,439	1,474	9,279	8,778	10,493
Fee waiver and/or expense reimbursement	(36,243)	(1,692)	(13,669)	(92,433)	(16,751)
Distribution fee waiver	(2,941)	—	—	—	—

See Notes to Financial Statements.

18

Statements of Changes in Net Assets

	Year Ended March 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$426,762	$505,311
Net realized gain (loss) on investment transactions	2,471,884	315,624
Net change in unrealized appreciation (depreciation) on investments	6,874,821	(5,782,004)

Net increase (decrease) in net assets resulting from operations	9,773,467	(4,961,069)

Dividends and Distributions
Distributions from distributable earnings
Class A	(84,427)	(345,221)
Class B	(191)	(16,521)
Class C	(7,323)	(83,630)
Class Z	(356,995)	(1,466,798)
Class R6	(40,691)	(21,465)

	(489,627)	(1,933,635)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	5,589,264	17,114,330
Net asset value of shares issued in reinvestment of dividends and distributions	486,613	1,932,448
Cost of shares purchased	(8,427,576)	(11,426,156)

Net increase (decrease) in net assets from Fund share transactions	(2,351,699)	7,620,622

Total increase (decrease)	6,932,141	725,918

Net Assets:

Beginning of year	28,158,116	27,432,198

End of year	$35,090,257	$28,158,116

See Notes to Financial Statements.

PGIM US Real Estate Fund       19

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of the following six series: PGIM Global Real Estate Fund, PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. These financial statements relate only to the PGIM US Real Estate Fund (the “Fund”).

The investment objective of the Fund is capital appreciation and income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

20

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

PGIM US Real Estate Fund        21

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the

22

Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

PGIM US Real Estate Fund        23

Notes to Financial Statements (continued)

calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

24

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into an amended and restated subadvisory agreement with PGIM, Inc. (which provides subadvisory services to the Fund through its business unit, PGIM Real Estate) and PGIM Real Estate (UK) Limited (formerly PGIM Fund Management Limited), an indirect wholly-owned subsidiary of PGIM, Inc. (together, the “Subadvisers”). The Manager pays for the services of the Subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to and including $1 billion, 0.73% on the next $2 billion of average daily net assets, 0.71% on the next $2 billion of average daily net assets, 0.70% on the next $5 billion of average daily net assets and 0.69% on average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended March 31, 2021.

The Manager has contractually agreed, through July 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.25% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class C shares, 1.00% of average daily net assets for Class Z shares and 1.00% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%,and 1% of the average daily net assets of the

PGIM US Real Estate Fund        25

Notes to Financial Statements (continued)

Class A and Class C shares, respectively. PIMS has contractually agreed through July 31, 2022 to limit such fees to 0.25% of the average daily net assets of the Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended March 31, 2021, PIMS received $4,322 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2021, PIMS received $10,000 and $840 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended March 31, 2021, no 17a-7 transactions were entered into by the Fund.

26

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2021, were $76,760,171 and $78,628,977, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended March 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$457,595	$10,557,191	$10,813,726	$—	$—	$201,060	201,060	$ 655

PGIM Institutional Money Market Fund (1)(b)(wa)
—	1,641,273	1,641,273	—	—	—	—	433	(2)
$457,595	$12,198,464	$12,454,999	$—	$—	$201,060		$1,088

(1)	The Fund did not have any capital gain distributions during the reporting period.

(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended March 31, 2021, the tax character of dividends paid by the Fund was $489,627 of ordinary income. For the year ended March 31, 2020, the tax character of dividends paid by the Fund were $1,552,467 of ordinary income and $381,168 of long-term capital gains.

As of March 31, 2021, the accumulated undistributed earnings on a tax basis were $79,635 of ordinary income and $1,732,602 of long-term capital gains.

PGIM US Real Estate Fund        27

Notes to Financial Statements  (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$29,441,181	$6,005,155	$(429,867)	$5,575,288

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

28

As of March 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	1,525,518	87.4%
Class R6	993	0.4%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	62.0%	2	14.1%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2021:
Shares sold	40,353	$466,746
Shares issued in reinvestment of dividends and distributions	6,796	81,445
Shares purchased	(225,914)	(2,755,396)

Net increase (decrease) in shares outstanding before conversion	(178,765)	(2,207,205)
Shares issued upon conversion from other share class(es)	21,455	255,496
Shares purchased upon conversion into other share class(es)	(2,237)	(27,985)

Net increase (decrease) in shares outstanding	(159,547)	$(1,979,694)

Year ended March 31, 2020:
Shares sold	226,567	$2,986,498
Shares issued in reinvestment of dividends and distributions	25,522	344,069
Shares purchased	(76,589)	(1,035,967)

Net increase (decrease) in shares outstanding before conversion	175,500	2,294,600
Shares issued upon conversion from other share class(es)	34,765	477,318

Net increase (decrease) in shares outstanding	210,265	$2,771,918

Class B
Period ended June 26, 2020*:
Shares sold	370	$4,000
Shares issued in reinvestment of dividends and distributions	18	190
Shares purchased	(187)	(2,027)

Net increase (decrease) in shares outstanding before conversion	201	2,163
Shares purchased upon conversion into other share class(es)	(17,515)	(197,930)

Net increase (decrease) in shares outstanding	(17,314)	$(195,767)

Year ended March 31, 2020:
Shares sold	544	$7,371
Shares issued in reinvestment of dividends and distributions	1,253	16,521
Shares purchased	(6,302)	(86,710)

Net increase (decrease) in shares outstanding before conversion	(4,505)	(62,818)
Shares purchased upon conversion into other share class(es)	(22,611)	(308,707)

Net increase (decrease) in shares outstanding	(27,116)	$(371,525)

PGIM US Real Estate Fund        29

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended March 31, 2021:
Shares sold	14,124	$179,475
Shares issued in reinvestment of dividends and distributions	619	7,323
Shares purchased	(62,060)	(708,665)

Net increase (decrease) in shares outstanding before conversion	(47,317)	(521,867)
Shares purchased upon conversion into other share class(es)	(4,425)	(57,566)

Net increase (decrease) in shares outstanding	(51,742)	$(579,433)

Year ended March 31, 2020:
Shares sold	59,600	$825,665
Shares issued in reinvestment of dividends and distributions	6,359	83,653
Shares purchased	(19,067)	(246,112)

Net increase (decrease) in shares outstanding before conversion	46,892	663,206
Shares purchased upon conversion into other share class(es)	(12,216)	(159,832)

Net increase (decrease) in shares outstanding	34,676	$503,374

Class Z
Year ended March 31, 2021:
Shares sold	186,828	$2,261,393
Shares issued in reinvestment of dividends and distributions	29,687	356,964
Shares purchased	(329,337)	(3,916,194)

Net increase (decrease) in shares outstanding before conversion	(112,822)	(1,297,837)
Shares issued upon conversion from other share class(es)	2,234	27,985

Net increase (decrease) in shares outstanding	(110,588)	$(1,269,852)

Year ended March 31, 2020:
Shares sold	866,339	$11,833,075
Shares issued in reinvestment of dividends and distributions	108,583	1,466,740
Shares purchased	(712,960)	(9,798,548)

Net increase (decrease) in shares outstanding before conversion	261,962	3,501,267
Shares purchased upon conversion into other share class(es)	(654)	(8,779)

Net increase (decrease) in shares outstanding	261,308	$3,492,488

Class R6
Year ended March 31, 2021:
Shares sold	228,793	$2,677,650
Shares issued in reinvestment of dividends and distributions	3,340	40,691
Shares purchased	(83,647)	(1,045,294)

Net increase (decrease) in shares outstanding	148,486	$1,673,047

Year ended March 31, 2020:
Shares sold	105,866	$1,461,721
Shares issued in reinvestment of dividends and distributions	1,596	21,465
Shares purchased	(18,553)	(258,819)

Net increase (decrease) in shares outstanding	88,909	$1,224,367

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

30

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020

Total Commitment	$ 1,200,000,000	$ 1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2021. The average daily balance for the 17 days that the Fund had loans outstanding during the period was approximately $326,647, borrowed at a weighted average interest rate of 1.36%. The maximum loan outstanding amount during the period was $782,000. At March 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

PGIM US Real Estate Fund        31

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-diversification Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund

32

involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Real Estate Related Securities Risk: An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM US Real Estate Fund        33

Financial Highlights

Class A Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.60	$13.14	$11.05	$12.01	$13.71
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.19	0.19	0.18	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.66	(1.93)	2.47	(0.41)	0.07
Total from investment operations	3.80	(1.74)	2.66	(0.23)	0.13
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.19)	(0.13)	(0.27)
Distributions from net realized gains	-	(0.61)	(0.38)	(0.60)	(1.56)
Total dividends and distributions	(0.17)	(0.80)	(0.57)	(0.73)	(1.83)
Net asset value, end of year	$14.23	$10.60	$13.14	$11.05	$12.01
Total Return(b):	36.16%	(14.51)%	24.76%	(2.36)%	1.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,849	$6,050	$4,735	$3,938	$4,863
Average net assets (000)	$5,881	$5,832	$4,230	$4,492	$5,555
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.34%
Expenses before waivers and/or expense reimbursement	1.92%	2.00%	2.36%	2.22%	1.92%
Net investment income (loss)	1.18%	1.42%	1.63%	1.49%	0.43%
Portfolio turnover rate(e)	246%	211%	154%	92%	122%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class C Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.35	$12.84	$10.81	$11.79	$13.49
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.09	0.10	0.08	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.56	(1.88)	2.41	(0.39)	0.08
Total from investment operations	3.61	(1.79)	2.51	(0.31)	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.10)	(0.07)	(0.17)
Distributions from net realized gains	-	(0.61)	(0.38)	(0.60)	(1.56)
Total dividends and distributions	(0.08)	(0.70)	(0.48)	(0.67)	(1.73)
Net asset value, end of year	$13.88	$10.35	$12.84	$10.81	$11.79
Total Return(b):	35.04%	(15.08)%	23.81%	(3.11)%	0.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$990	$1,273	$1,135	$949	$1,536
Average net assets (000)	$1,031	$1,360	$947	$1,294	$1,669
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.08%
Expenses before waivers and/or expense reimbursement	3.33%	3.32%	4.17%	3.10%	2.62%
Net investment income (loss)	0.43%	0.65%	0.89%	0.69%	(0.39)%
Portfolio turnover rate(e)	246%	211%	154%	92%	122%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM US Real Estate Fund       35

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.62	$13.16	$11.07	$12.02	$13.72
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.22	0.23	0.21	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.65	(1.93)	2.46	(0.40)	0.09
Total from investment operations	3.83	(1.71)	2.69	(0.19)	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.22)	(0.16)	(0.31)
Distributions from net realized gains	-	(0.61)	(0.38)	(0.60)	(1.56)
Total dividends and distributions	(0.20)	(0.83)	(0.60)	(0.76)	(1.87)
Net asset value, end of year	$14.25	$10.62	$13.16	$11.07	$12.02
Total Return(b):	36.44%	(14.27)%	25.03%	(2.09)%	1.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,856	$19,702	$20,978	$15,422	$16,397
Average net assets (000)	$21,999	$25,381	$17,162	$16,394	$22,153
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.13%
Expenses before waivers and/or expense reimbursement	1.42%	1.44%	1.54%	1.80%	1.56%
Net investment income (loss)	1.44%	1.60%	1.90%	1.76%	0.63%
Portfolio turnover rate(e)	246%	211%	154%	92%	122%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class R6 Shares
				May 25, 2017(a) through March 31, 2018
	Year Ended March 31,
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.62	$13.16	$11.06	$12.16
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.28	0.22	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.65	(1.99)	2.48	(0.54)
Total from investment operations	3.83	(1.71)	2.70	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.22)	(0.16)
Distributions from net realized gains	-	(0.61)	(0.38)	(0.60)
Total dividends and distributions	(0.20)	(0.83)	(0.60)	(0.76)
Net asset value, end of period	$14.25	$10.62	$13.16	$11.06
Total Return(c):	36.44%	(14.27)%	25.14%	(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,396	$954	$12	$10
Average net assets (000)	$2,559	$294	$11	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00	%(f)
Expenses before waivers and/or expense reimbursement	1.65%	4.99%	135.20%	115.13	%(f)
Net investment income (loss)	1.46%	2.06%	1.88%	1.93	%(f)
Portfolio turnover rate(g)	246%	211%	154%	92%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM US Real Estate Fund       37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM US Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM US Real Estate Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of March 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 18, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

38

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM US Real Estate Fund	39

Federal Income Tax Information (unaudited)

The Fund designates 84.85% as qualified business income.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

40

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM US Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 93

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 92

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM US Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM US Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018-present) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM US Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940
	PGIM Real Estate (UK) Limited	Grand Buildings 1-3 Strand Trafalgar Square, London WC2N-5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM US Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM US REAL ESTATE FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PJEAX	PJECX	PJEZX	PJEQX
CUSIP	744336603	744336801	744336884	744336751

MF209E

PGIM SHORT DURATION MUNI FUND

ANNUAL REPORT

MARCH 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM Short Duration Muni Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled at the onset of the COVID-19 pandemic amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Muni Fund

May 14, 2021

PGIM Short Duration Muni Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/21
	One Year (%)	Five Years (%)*	Since Inception (%)*
Class A
(with sales charges)	2.63	1.91	2.34 (5/29/14)
(without sales charges)	4.99	2.37	2.68 (5/29/14)
Class C
(with sales charges)	3.25	1.62	1.91 (5/29/14)
(without sales charges)	4.25	1.62	1.91 (5/29/14)
Class Z
(without sales charges)	5.30	2.64	2.95 (5/29/14)
Class R6
(without sales charges)	5.44	N/A	3.06 (5/25/17)
Bloomberg Barclays 1-8 Year Municipal Index
	4.14	2.25	—

Average Annual Total Returns as of 3/31/21 Since Inception (%)
		Class A, C, Z (5/29/14)	Class R6 (5/25/17)
Bloomberg Barclays 1-8 Year Municipal Index		2.19	2.50

*The Fund’s total returns prior to April 1, 2020 as reflected in the table are the returns of the Fund when it followed different investment strategies under the name “PGIM Short Duration Muni High Income Fund.”

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays 1-8 Year Municipal Index by portraying the initial account values at the commencement of operations of Class Z shares (May 29, 2014) and the account values at the end of the latest fiscal year (March 31, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

PGIM Short Duration Muni Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	2.25% of the public offering price.	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays 1-8 Year Municipal Index—The Bloomberg Barclays U.S. Municipal Index covers the USD-denominated long-term tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Bloomberg Barclays 1-8 Year Municipal Index contains bonds with maturities between 1 and 8 years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6	Visit our website at pgim.com/investments

Distributions and Yields as of 3/31/21
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			40.8%	37.0%		40.8%	37.0%
Class A	0.16	0.10	0.17	0.16	0.00(1)	0.00(1)	0.00(1)
Class C	0.08	–0.45	–0.76	–0.71	–0.54	–0.91	–0.86
Class Z	0.19	0.59	1.00	0.94	0.36	0.61	0.57
Class R6	0.20	0.62	1.05	0.98	4.92	8.31	7.81

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

(1) Less than 0.005%

Credit Quality expressed as a percentage of total investments as of 3/31/21 (%)
AAA	3.7
AA	38.7
A	35.5
BBB	15.5
Not Rated	1.4
Cash/Cash Equivalents	5.2
Total Investments	100.0

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Short Duration Muni Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration Muni Fund’s Class Z shares returned 5.30% in the 12-month reporting period that ended March 31, 2021, outperforming the 4.14% return of the Bloomberg Barclays 1-8 Year Municipal Index (the Index).

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during most of the reporting period, as the fixed income markets stabilized and eventually recovered from the upheaval in the spring of 2020 that was triggered by the COVID-19 pandemic and related shutdowns. The Federal Reserve (the Fed) and US Treasury took unprecedented steps to stabilize the markets, including establishing the Municipal Liquidity Facility that facilitated borrowing for issuers experiencing hardship and difficulty accessing the market. Once calm was restored, mutual fund flows turned positive in May 2020 and have been positive since then, with full-year 2020 flows totaling $39.7 billion.

•

On the issuance front, supply was manageable during the period, contributing to a favorable supply-demand environment for most of the period. For the full period, municipal bonds significantly outperformed Treasury bonds across the yield curve. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•

During the period, the Fed kept the federal funds target rate in a range of 0.00%-0.25%, and it is maintaining a very accommodative policy as the economy reopens and the recovery continues. The municipal yield curve steepened during the period as short-end rates declined more than rates declined on the long end.

What worked?

•

The Fund’s longer duration versus the Index added to performance, as yields moved lower during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s overweight in pre-pay gas, tobacco, and hospital sectors relative to the Index contributed to performance as spreads tightened during the period.

•	The Fund’s overweight to Illinois general obligation bonds relative to the Index contributed to performance as spreads narrowed during the period.

•

The Fund’s underweight to pre-refunded bonds relative to the Index contributed to performance as they underperformed during the period. (A pre-refunded bond is a debt security that is issued in order to fund a previously issued callable bond.)

8	Visit our website at pgim.com/investments

What didn’t work?

•

The Fund’s curve positioning detracted from performance during the period as the yield differential between a 10-year bond and a 2-year bond of the same type steepened by 71 basis points to 98 basis points, with the very front end of the curve outperforming the intermediate part of the curve. (One basis point equals 0.01%.)

•

The Fund sold some lower-rated credits as part of its repositioning ahead of spread recovery that ultimately came later in the period as the market recovered from the crisis triggered by the COVID-19 pandemic.

Did the Fund use derivatives?

The Fund established a modest short position in 10-year Treasury futures contracts toward the end of the reporting period to offset some of the long active duration in the Fund, which had a negligible impact on performance.

Current outlook

•

Despite solid outperformance so far in 2021 and relatively rich valuations versus historical averages for the asset class, positive technicals should provide a solid backdrop for tax-exempt municipals in the coming months, in PGIM Fixed Income’s view. Additionally, passage of the $1.9 trillion American Rescue Plan Act of 2021 is broadly supportive of municipal credits, with state and local governments set to receive $350 billion in direct aid.

•

PGIM Fixed Income expects lower-rated investment-grade credits to outperform higher-quality credits as investors seek additional yield. Any spread widening due to an uptick in supply or further backup in Treasury rates should be viewed as a buying opportunity ahead of the typically strong June-July reinvestment period. Lastly, given the relatively low yields and tighter spreads, PGIM Fixed Income expects investors to move out of the yield curve to pick up additional yield, which should result in a somewhat flatter curve.

PGIM Short Duration Muni Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

10	Visit our website at pgim.com/investments

the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Muni Fund		Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,009.30	0.63%	$3.16
	Hypothetical	$1,000.00	$1,021.79	0.63%	$3.18
Class C	Actual	$1,000.00	$1,006.10	1.42%	$7.10
	Hypothetical	$1,000.00	$1,017.85	1.42%	$7.14
Class Z	Actual	$1,000.00	$1,011.70	0.32%	$1.60
	Hypothetical	$1,000.00	$1,023.34	0.32%	$1.61
Class R6	Actual	$1,000.00	$1,011.80	0.29%	$1.45
	Hypothetical	$1,000.00	$1,023.49	0.29%	$1.46

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short Duration Muni Fund	11

Schedule of Investments

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.5%

MUNICIPAL BONDS

Alabama 1.3%
Alabama Public School and College Authority, Revenue, Social Bonds, Series A, Rfdg	5.000%	11/01/27	1,300	$1,653,314
Black Belt Energy Gas District, Revenue, Project 5, Series A-1, (Mandatory Put Date 10/01/26)	4.000	10/01/49	500	580,405
Revenue, Project No. 4, Series A-1, (Mandatory Put Date 12/01/25)	4.000	12/01/49	870	992,070
Selma Industrial Development Board, Revenue, International Paper Co. Project, Series A, Rfdg, (Mandatory Put Date 06/16/25)	1.375	05/01/34	400	409,796

				3,635,585

Alaska 1.2%
Alaska Industrial Development & Export Authority, Revenue, Tanana Chiefs Conference Project, Series A	5.000	10/01/29	1,000	1,304,560
City of Valdez,
Revenue, ExxonMobil Project, Rfdg, FRDD	0.080(cc)	12/01/29	900	900,000
Revenue, ExxonMobil Project, Series C, Rfdg, FRDD	0.050(cc)	12/01/33	1,250	1,250,000

				3,454,560

Arizona 3.3%
Arizona Health Facilities Authority, Revenue, Banner Health, Series B, 3 Month LIBOR + 0.810%	0.945(c)	01/01/37	2,500	2,456,479
Arizona Industrial Development Authority, Revenue, Phoenix Children’s Hospital, Series A	5.000	02/01/27	200	246,952
Chandler Industrial Development Authority,
Revenue, Intel Corp. Project, (Mandatory Put Date 08/14/23)	2.400	12/01/35	1,255	1,314,223
Revenue, Intel Corp., AMT, (Mandatory Put Date 06/03/24)	5.000	06/01/49	1,010	1,146,108
City of Phoenix Civic Improvement Corp., Revenue, Senior Lien, AMT, Rfdg	5.000	07/01/32	500	547,115
Industrial Development Authority of the City of Phoenix, Revenue, Great Hearts Academies Project	3.750	07/01/24	390	407,078
Maricopa County Industrial Development Authority, Revenue, Reid Traditional Schools Project	4.000	07/01/26	500	540,830

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	13

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Arizona (cont’d.)
Salt River Project Agricultural Improvement & Power District,
Revenue, Forward Delivery, Series A, Rfdg(hh)	5.000%	01/01/28	375	$467,666
Salt Verde Finance Corp.,
Revenue, National Gas Utility	5.250	12/01/21	815	841,642
Revenue, National Gas Utility	5.250	12/01/26	1,125	1,390,860

				9,358,953

California 5.9%
Alameda Corridor Transportation Authority, Revenue, Senior Lien, Series A, Rfdg	5.000	10/01/21	1,135	1,162,229
Bay Area Toll Authority, Revenue, San Francisco Bay Area, Series C, Rfdg, (Mandatory Put Date 04/01/26)	0.500	04/01/56	650	653,025
California Health Facilities Financing Authority, Revenue, Providence St. Joseph Health Project, Series C, Rfdg, (Mandatory Put Date 10/01/25)	5.000	10/01/39	535	639,031
California Municipal Finance Authority,
Revenue, American Heritage Foundation, Series A, Rfdg	4.000	06/01/26	375	403,035
Revenue, ExxonMobil Project, Rfdg, FRDD	0.070(cc)	12/01/29	405	405,000
California Pollution Control Financing Authority,
Revenue, Green Bond Project, AMT, 144A	7.000	07/01/22(d)	250	152,989
Revenue, Waste Management Project, Series A, (Mandatory Put Date 05/01/24)	2.500	11/01/38	1,000	1,060,530
California School Finance Authority,
Revenue, Alliance College Ready Public Schools, Series A, 144A	4.000	07/01/21	400	403,144
Revenue, Alliance College Ready Public Schools, Series A, Rfdg, 144A	4.000	07/01/24	270	296,584
Revenue, Green Dot Public School Project, Series A, 144A	4.000	08/01/25	330	364,617
Revenue, KIPP Project, Series A, 144A	3.625	07/01/25	400	426,040
California State Public Works Board,
Revenue, Forward Delivery, Series A, Rfdg(hh)	5.000	02/01/28	1,175	1,443,887
Revenue, Various Purpose, Series A, Rfdg(hh)	5.000	08/01/27	1,000	1,184,310
Chula Vista Municipal Financing Authority, Special Tax, Rfdg	5.000	09/01/21	755	769,315
City of Los Angeles Department of Airports,
Revenue, Sub-P3 Project, Series A, AMT, Rfdg	5.000	05/15/27	575	709,700

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
City of Roseville,
Westpark Community Facility District No.1, Special Tax, Rfdg	5.000%	09/01/22	225	$238,603
Golden State Tobacco Securitization Corp.,
Revenue, Series A-1, Rfdg	5.000	06/01/25	175	206,467
Revenue, Series A-1, Rfdg	5.000	06/01/26	1,000	1,202,630
Revenue, Series A-1, Rfdg	5.000	06/01/27	1,100	1,360,128
Long Beach Bond Finance Authority,
Revenue, Natural Gas, Series B, 3 Month LIBOR + 1.450%	1.580(c)	11/15/27	700	720,380
San Diego County Water Authority, Revenue, Green Bond, Series A, Rfdg	5.000	05/01/28	500	646,495
State of California,
GO, Rfdg	5.000	11/01/28	1,500	1,943,265
GO, Rfdg	5.000	12/01/28	400	519,012

				16,910,416

Colorado 3.3%
City & County of Denver Airport System,
Revenue, Series A, AMT, Rfdg	5.000	11/15/28	250	311,095
Revenue, Sub-System, Series A, AMT, Rfdg	5.000	12/01/29	385	488,011
Colorado Educational & Cultural Facilities Authority, Revenue, Lighthouse Building Corp. Stem Project, Rfdg	4.000	11/01/24	480	507,240
Colorado Health Facilities Authority,
Revenue, Christian Living Neighborhood, Rfdg	4.000	01/01/22	300	304,779
Revenue, Commonspirit Health, Series A, Rfdg	5.000	08/01/27	1,000	1,243,100
Revenue, Commonspirit Health, Series A, Rfdg	5.000	08/01/28	200	253,884
Revenue, Commonspirit Health, Series A-1, Rfdg	5.000	08/01/25	350	411,449
Revenue, Commonspirit Health, Series A-2, Rfdg	5.000	08/01/26	390	472,516
Revenue, Commonspirit Health, Series B-2, (Mandatory Put Date 08/01/26)	5.000	08/01/49	1,330	1,585,333
Revenue, National Jewish Health Initiatives, Rfdg	5.000	01/01/22	125	127,894
Revenue, National Jewish Health Initiatives, Rfdg	5.000	01/01/24	315	321,876
Revenue, Valley View Hospital Association Project, Rfdg, (Mandatory Put Date 05/15/23)	2.800	05/15/42	950	981,607
Park Creek Metropolitan District, Revenue, Series A, Rfdg	5.000	12/01/23	1,100	1,219,713

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	15

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Colorado (cont’d.)
Regional Transportation District, Revenue, Denver Transit Partners Eagle P3 Project, Series A, Rfdg	5.000%	07/15/27	500	$615,690
Regional Transportation District Sales Tax,
Revenue, Green Bond Fastracks Project, Series B, Rfdg	5.000	11/01/28	575	741,900

				9,586,087

Connecticut 2.9%
Harbor Point Infrastructure Improvement District, Special Assessment, Rfdg, 144A	5.000	04/01/22	600	624,096
State of Connecticut,
Revenue, Special Tax Obligation, Series A	5.000	05/01/22	250	262,975
Revenue, Special Tax Obligation, Series A	5.000	05/01/27	500	624,060
Revenue, Special Tax Obligation, Series A	5.000	05/01/29	1,000	1,296,680
Revenue, Transportation Infrastructure, Series A	5.000	01/01/23	275	297,960
Revenue, Transportation Infrastructure, Series A	5.000	09/01/24	830	959,139
Revenue, Transportation Infrastructure, Series A	5.000	08/01/25	835	993,483
Series 2021-A, GO	4.000	01/15/28	1,675	2,012,412
Series C, GO	5.000	06/15/26	1,000	1,220,190

				8,290,995

Delaware 0.5%
Delaware State Economic Development Authority,
Revenue, Newark Charter School, Series A, Rfdg	2.800	09/01/26	335	348,752
Delaware Transportation Authority, Revenue, Rfdg	5.000	07/01/28	850	1,093,474

				1,442,226

District of Columbia 2.2%
District of Columbia,
Revenue, Series C, Rfdg	5.000	10/01/27	1,050	1,331,725
District of Columbia Friendship Public Charter School, Revenue	3.550	06/01/22	335	340,909
District of Columbia KIPP Charter School,
Revenue, Project Series B, Rfdg	5.000	07/01/27	145	175,224
Revenue, Rfdg (Escrowed to Maturity Date 07/01/23)(ee)	5.000	07/01/23	210	222,409

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

District of Columbia (cont’d.)
Metropolitan Washington Airports Authority,
Revenue, AMT, Rfdg	5.000%	10/01/26	2,000	$2,426,660
Revenue, Series A, AMT, Rfdg	5.000	10/01/30	1,485	1,936,054

				6,432,981

Florida 6.9%
City of Tallahassee,
Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/23	255	284,266
Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/25	550	650,688
County of Broward Airport System,
Revenue, Series A, AMT	5.000	10/01/26	500	589,385
Revenue, Series B, AMT, Rfdg	5.000	10/01/27	1,000	1,238,610
Revenue, Series B, AMT, Rfdg	5.000	10/01/28	1,000	1,260,200
Florida Higher Educational Facilities Financial Authority,
Revenue, Nova Southeastern University, Rfdg (Escrowed to Maturity Date 04/01/21)(ee)	4.000	04/01/21	40	40,000
Greater Orlando Aviation Authority, Revenue, Series A, AMT	5.000	10/01/24	1,000	1,153,980
Hillsborough County Aviation Authority,
Revenue, Tampa International Airport, Sub-Series A, AMT, Rfdg	5.000	10/01/25	1,500	1,664,835
JEA Electric System,
Revenue, Sub-Series A, Rfdg	5.000	10/01/28	1,000	1,261,050
Lakewood Ranch Stewardship District,
Special Assessment	4.000	05/01/21	180	180,157
Special Assessment	4.250	05/01/25	300	312,165
Special Assessment	4.250	05/01/26	250	259,452
Special Assessment	4.625	05/01/27	500	542,165
Myrtle Creek Improvement District,
Special Assessment, Series A, BAM, Rfdg	4.000	05/01/27	1,050	1,175,559
Orange County Health Facilities Authority,
Revenue, Orlando Healthcare Obligated Group, Series B, Rfdg	5.000	10/01/25	1,900	2,265,313
Revenue, Orlando Healthcare, Inc., Series A, Rfdg	5.000	10/01/23	150	167,346
Revenue, Orlando Regional Healthcare, NATL, Series C, Rfdg (Escrowed to Maturity Date 10/01/21)(ee)	6.250	10/01/21	25	25,751
Orlando Utilities Commission, Revenue, Series B, (Mandatory Put Date 10/01/28)	1.250	10/01/46	1,225	1,219,867
Palm Beach County Health Facilities Authority, Revenue, Sinai Residences, Series A, Rfdg	6.750	06/01/24	370	397,639

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	17

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Village Community Development District No. 10,
Special Assessment, Revenue	4.500%	05/01/23	210	$216,101
Village Community Development District No. 04,
Special Assessment, Revenue, Rfdg	4.125	05/01/21	90	90,248
Village Community Development District No. 05,
Phase I, Special Assessment, Revenue, Rfdg	3.000	05/01/21	75	75,126
Village Community Development District No. 06,
Special Assessment, Revenue, Rfdg	3.000	05/01/21	155	155,205
Special Assessment, Revenue, Rfdg	4.000	05/01/26	235	267,733
Village Community Development District No. 07,
Special Assessment, Revenue, Rfdg	4.000	05/01/21	1,160	1,162,784
Special Assessment, Revenue, Rfdg	4.000	05/01/24	1,485	1,624,783
Special Assessment, Revenue, Rfdg	4.000	05/01/25	915	1,021,854
Special Assessment, Revenue, Rfdg	4.000	05/01/26	280	312,379
Village Community Development District No. 12, Special Assessment, Revenue, 144A	3.250	05/01/23	240	245,304

				19,859,945

Georgia 5.2%
Burke County Development Authority,
Revenue, Georgia Power Co. Plant Vogtle Project, (Mandatory Put Date 05/25/23)	2.250	10/01/32	250	259,313
Revenue, Georgia Power Co. Plant Vogtle Project, Rfdg, (Mandatory Put Date 08/22/24)	1.700	12/01/49	1,000	1,035,320
Revenue, Oglethorpe Power Corp., Series V, Rfdg, (Mandatory Put Date 02/03/25)	3.250	11/01/45	500	536,070
City of Atlanta Department of Aviation, Revenue, Series B, AMT, Rfdg	5.000	07/01/28	500	630,090
Georgia State Road & Tollway Authority, Grant Anticipation Revenue Vehicle	5.000	06/01/27	1,155	1,448,566
Main Street Natural Gas, Inc.,
Revenue, Series B, (Mandatory Put Date 09/01/23), 1 Month LIBOR + 0.750%	0.823(c)	04/01/48	1,200	1,207,514
Revenue, Series B, (Mandatory Put Date 12/02/24)	4.000	08/01/49	2,720	3,046,618
Revenue, Series C, (Mandatory Put Date 09/01/26)	4.000	03/01/50	905	1,044,786
Revenue, Sub-Series C, (Mandatory Put Date 12/01/23)	4.000	08/01/48	1,955	2,131,204
Municipal Electric Authority of Georgia,
Power Revenue, Series HH, Rfdg	5.000	01/01/29	1,000	1,261,330
Revenue, Combined Cycle Project, Series A, Rfdg	4.000	11/01/24	700	784,574
Revenue, Project One, Sub-Bonds, Series A, Rfdg	5.000	01/01/26	585	695,682

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Georgia (cont’d.)
Private Colleges & Universities Authority,
Revenue, Savannah College of Art & Design	5.000%	04/01/22	715	$747,118

				14,828,185

Hawaii 0.4%
State of Hawaii Harbor System, Revenue, Series A, AMT, Rfdg	4.000	07/01/33	1,000	1,187,350

Idaho 0.4%
County of Nez Perce,
Revenue, Potlatch Corp. Project, Rfdg	2.750	10/01/24	1,000	1,070,340

Illinois 12.4%
Chicago O’Hare International Airport,
Revenue, Series A, AMT, Rfdg	5.000	01/01/26	925	1,067,135
Revenue, Series C, AMT, Rfdg	5.000	01/01/23	200	215,568
Chicago Transit Authority,
Revenue, Federal Transit Administration Section 530, AGM, Rfdg	5.000	06/01/22	1,630	1,641,883
City of Chicago,
Series 2003 B, GO, Rfdg	5.000	01/01/23	370	394,538
Series C, GO, Rfdg (Escrowed to Maturity Date 01/01/22)(ee)	5.000	01/01/22	675	698,483
Series C, GO, Unrefunded, Rfdg	5.000	01/01/22	345	354,984
City of Chicago Wastewater Transmission,
Revenue, Second Lien	5.000	01/01/25	615	635,676
Revenue, Second Lien, Series C, Rfdg	5.000	01/01/22	990	1,023,799
City of Chicago Waterworks,
Revenue, Second Lien Project	5.000	11/01/25	380	435,229
Revenue, Second Lien Project, Rfdg	4.000	11/01/21	375	382,331
Revenue, Second Lien, Rfdg	4.000	11/01/24	280	294,717
Revenue, Second Lien, Rfdg	5.000	11/01/22	840	897,464
Revenue, Second Lien, Rfdg	5.000	11/01/27	135	144,111
City of Springfield Electric,
Revenue, Senior Lien, Rfdg	5.000	03/01/22	300	312,459
County of Cook,
Series A, GO, Rfdg	5.000	11/15/23	1,000	1,120,750
Series A, GO, Rfdg	5.000	11/15/28	450	574,492
Illinois Finance Authority,
Revenue, Advocate Healthcare Project, Series A-1, Rfdg	4.000	11/01/30	1,000	1,165,180

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	19

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Illinois Finance Authority, (cont’d.)
Revenue, American Water Capital Corp. Project, Rfdg, (Mandatory Put Date 09/01/23)	0.700%	05/01/40	600	$601,110
Revenue, Northshore University Health System, Series A, Rfdg	5.000	08/15/24	1,000	1,150,940
Revenue, OSF Healthcare System, Series B-2, Rfdg, (Mandatory Put Date 11/15/26)	5.000	05/15/50	1,000	1,198,520
Revenue, University of Chicago, Series A, Rfdg(hh)	5.000	10/01/25	1,000	1,177,200
Illinois State Toll Highway Authority,
Senior Revenue, Series A, Rfdg	5.000	01/01/28	1,360	1,714,511
Senior Revenue, Series C, Rfdg	5.000	01/01/28	2,125	2,678,881
Railsplitter Tobacco Settlement Authority,
Revenue	5.000	06/01/22	830	875,011
Revenue	5.000	06/01/24	1,580	1,795,022
Revenue	5.000	06/01/25	375	437,738
Revenue	5.375	06/01/21	1,100	1,108,789
Regional Transportation Authority,
Revenue, NATL, Series A, Rfdg	5.500	07/01/25	760	906,992
Sales Tax Securitization Corp.,
Revenue, Second Lien, Series A, Rfdg	5.000	01/01/27	1,000	1,205,550
State of Illinois,
GO	5.000	02/01/22	200	207,118
GO	5.000	05/01/23	110	119,337
GO, Rfdg	5.000	08/01/24	515	543,413
Revenue, Junior Obligation, Rfdg	5.000	06/15/24	705	771,270
Revenue, Junior Series D, BAM, Rfdg	5.000	06/15/25	1,325	1,522,743
Series A, GO	4.000	01/01/22	75	76,862
Series A, GO	4.000	01/01/23	360	368,806
Series A, GO	5.000	04/01/22	1,000	1,042,310
Series C, GO, Rfdg	4.000	03/01/24	1,000	1,085,690
Series D, GO	5.000	11/01/23	1,500	1,650,225
Series D, GO	5.000	11/01/26	1,100	1,303,401
University of Illinois,
Revenue, Series A, Rfdg	5.000	04/01/26	425	495,206

				35,395,444

Indiana 1.1%
City of Rockport,
Revenue, Power Co. Project, Series A, Rfdg	3.050	06/01/25	500	547,390

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Indiana (cont’d.)
City of Whiting Environmental Facilities,
Revenue, BP Products, AMT, Rfdg, (Mandatory Put Date 06/05/26)	5.000%	12/01/44	1,000	$1,202,800
Indiana Finance Authority,
Revenue, Indiana University Health, Series A, Rfdg	5.000	12/01/25	1,045	1,255,484

				3,005,674

Iowa 0.8%
Iowa Finance Authority, Revenue, Lifespace Communities, Inc.	2.875	05/15/49	500	500,930
PEFA, Inc., Revenue, Gas Project, Series A-1, (Mandatory Put Date 09/01/26)	5.000	09/01/49	1,580	1,904,785

				2,405,715

Kentucky 1.3%
County of Trimble, Revenue, Louisville Gas & Electric Project, Series A, AMT, Rfdg, (Mandatory Put Date 09/01/27)	1.300	09/01/44	750	748,410
Kentucky Public Energy Authority,
Revenue, Series A-1, (Mandatory Put Date 06/01/25)	4.000	12/01/49	1,270	1,429,728
Revenue, Series B, (Mandatory Put Date 01/01/25)	4.000	01/01/49	1,480	1,649,504

				3,827,642

Louisiana 1.1%
City of New Orleans,
GO, Rfdg	5.000	12/01/22	100	107,659
GO, Rfdg	5.000	12/01/23	150	167,993
City of New Orleans Sewerage Service,
Revenue	5.000	06/01/23	300	326,778
Revenue	5.000	06/01/24	200	225,196
Louisiana Offshore Terminal Authority, Revenue, Loop LLC Project, Series C, Rfdg, (Mandatory Put Date 12/01/23)	1.650	09/01/34	500	511,555
Louisiana Public Facilities Authority,
Revenue, Ochsner Clinic Foundation Project, Series B, Rfdg, (Mandatory Put Date 05/15/25)	5.000	05/15/50	1,065	1,243,121
Revenue, Ochsner Clinic Foundation, Rfdg	5.000	05/15/22	265	278,218

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	21

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Louisiana (cont’d.)
Parish of St. John the Baptist, Revenue, Marathon Oil Corp., Rfdg, (Mandatory Put Date 07/01/24)	2.100%	06/01/37	200	$205,250

				3,065,770

Maryland 0.6%
Maryland Economic Development Corp., Revenue, Transportation Project, Series A, Rfdg	5.000	06/01/24	350	385,227
Maryland State Transportation Authority, Revenue, Series A, Rfdg(hh)	5.000	07/01/28	1,000	1,283,120

				1,668,347

Massachusetts 0.7%
Commonwealth of Massachusetts,
Consolidated Loans, Series E, GO	5.000	11/01/27	1,000	1,273,510
Massachusetts Port Authority,
Revenue, Series C, AMT, Rfdg	5.000	07/01/29	665	854,884

				2,128,394

Michigan 1.3%
Michigan Finance Authority,
Revenue, Hospital Trinity Health Credit Group, Series A-MI, Rfdg	5.000	12/01/27	760	960,693
Revenue, Local Government Loan Program, NATL, Series D-6, Rfdg	5.000	07/01/25	320	363,658
Revenue, Local Government Loan Program, Series D-1, Rfdg	5.000	07/01/22	400	423,536
Revenue, Senior Series A, Class 1, Rfdg	4.000	06/01/23	100	108,186
Revenue, Senior Series A, Class 1, Rfdg	5.000	06/01/27	500	620,525
Revenue, Senior Series A, Class 1, Rfdg	5.000	06/01/28	500	633,095
Revenue, Senior Series A, Class 1, Rfdg	5.000	06/01/29	250	322,100
Revenue, Trinity Health Credit Group, Rfdg	5.000	12/01/27	215	271,775

				3,703,568

Mississippi 0.4%
County of Warren,
Revenue, International Paper Co. Project, Rfdg, (Mandatory Put Date 09/01/23)	2.900	09/01/32	250	264,183

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Mississippi (cont’d.)

Mississippi Business Finance Corp.,
Revenue, Chevron USA, Series G, FRDD	0.050%(cc)	11/01/35	300	$300,000
Revenue, Pollution Control, Rfdg	3.200	09/01/28	500	526,360

				1,090,543

Missouri 1.0%
Health & Educational Facilities Authority of the State of Missouri,
Revenue, BJC Health System, Series B, Rfdg, (Mandatory Put Date 05/01/26)	4.000	05/01/51	1,500	1,741,095
Kansas City Industrial Development Authority,
Revenue, International Airport Terminal, Series B, AMT	5.000	03/01/29	1,000	1,256,000

				2,997,095

Nebraska 0.3%
Central Plains Energy Project,
Revenue, Project No. 4, (Mandatory Put Date 01/01/24)	5.000	03/01/50	875	974,452

Nevada 0.2%
County of Clark Department of Aviation,
Revenue, Jet Aviation Fuel Tax, Series A, AMT, Rfdg	5.000	07/01/21	500	505,495

New Jersey 6.6%
New Jersey Building Authority,
Revenue, Series A, Rfdg (Escrowed to Maturity Date 06/15/21)(ee)	5.000	06/15/21	60	60,569
Revenue, Series A, Unrefunded, Rfdg	5.000	06/15/21	625	630,744
New Jersey Economic Development Authority,
Revenue, American Water Co. Inc., Project, Series E, AMT, Rfdg	0.850	12/01/25	500	497,835
Revenue, American Water Co. Inc., Series B, AMT, Rfdg, (Mandatory Put Date 06/01/23)	1.200	11/01/34	500	506,815
Revenue, Port Newark Container, AMT, Rfdg	5.000	10/01/21	500	509,500
Revenue, Series XX, Rfdg	5.000	06/15/22	860	907,730
Revenue, State Appropriation, Series B, Rfdg	4.000	11/01/25	455	507,325
Revenue, State Appropriation, Series XX, Rfdg	5.000	06/15/24	420	478,237
New Jersey Health Care Facilities Financing Authority,
Revenue, AHS Hospital Corp., Rfdg	5.000	07/01/24	400	457,092

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	23

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)

New Jersey Health Care Facilities Financing Authority, (cont’d.)
Revenue, Hackensack Meridian Health, Series A, Rfdg	5.000%	07/01/25	495	$583,486
Revenue, RWJ Barnabas Health Obligation Group, Series A, Rfdg	5.000	07/01/27	450	545,837
Revenue, University Hospital, Series A, AGM, Rfdg	5.000	07/01/23	500	548,850
Revenue, Virtua Health, Rfdg	5.000	07/01/21	125	126,441
New Jersey Transportation Trust Fund Authority,
Revenue, Transportation Program, Series AA	5.000	06/15/22	895	944,664
Revenue, Transportation System Bond, Rfdg	5.000	12/15/26	500	606,080
Revenue, Transportation System, Series A, Rfdg	5.000	12/15/23	290	324,907
Revenue, Transportation System, Series B, AGC, Rfdg	5.500	12/15/21	175	181,668
New Jersey Turnpike Authority,
Revenue, Series A	5.000	01/01/27	485	553,695
Revenue, Series D, Rfdg	5.000	01/01/28	1,100	1,343,188
Revenue, Series D-1, Rfdg, 1 Month LIBOR + 0.700%	0.781(c)	01/01/24	1,000	1,014,102
South Jersey Transportation Authority,
Revenue, Series A, Rfdg (Escrowed to Maturity Date 11/01/21)(ee)	5.000	11/01/21	175	179,974
Revenue, Series A, Unrefunded, Rfdg	5.000	11/01/21	175	179,741
State of New Jersey,
COVID-19, Emergency Bonds, Series A, GO	5.000	06/01/26	1,480	1,784,880
GO	5.000	06/01/21	150	151,092
Tobacco Settlement Financing Corp.,
Revenue, Series A, Rfdg	5.000	06/01/25	1,365	1,603,193
Revenue, Series A, Rfdg	5.000	06/01/26	1,630	1,962,194
Revenue, Series A, Rfdg	5.000	06/01/27	1,360	1,674,160
Revenue, Series A, Rfdg	5.000	06/01/30	105	130,355

				18,994,354

New York 7.8%
City of New York,
Fiscal 2008, Series J-5, GO	5.000	08/01/28	1,000	1,277,960
Fiscal 2015, Sub-Series F-4, GO, (Mandatory Put Date 12/01/25)	5.000	06/01/44	2,000	2,348,000
Long Island Power Authority,
Revenue, Notes	1.000	09/01/25	2,000	2,009,680
Metropolitan Transportation Authority,
Revenue, Sub-Series B-2A, Bond Anticipation Notes	5.000	05/15/21	3,625	3,642,509
Revenue, Sub-Series B-2B, Bond Anticipation Notes	5.000	05/15/21	435	437,088

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

New York City Industrial Development Agency,
Revenue, Queens Baseball Stadium Project, Series A, AGM, Rfdg	5.000%	01/01/28	1,000	$1,246,800
New York City Transitional Finance Authority,
Revenue, Future Tax Secured, Sub-Bonds, Series D-1, Rfdg	5.000	11/01/28	1,000	1,280,930
New York City Water & Sewer System,
Revenue	5.000	06/15/28	750	928,762
Revenue, Second General Resolution, Series DD, Rfdg	5.000	06/15/26	1,105	1,353,172
New York State Dormitory Authority,
Revenue, Memorial Sloan Kettering Cancer Center, Series 1, Rfdg	5.000	07/01/24	230	264,751
Revenue, New York University Hospitals Center, Rfdg	5.000	07/01/24	725	827,486
Revenue, New York University Hospitals Center, Rfdg	5.000	07/01/24	895	1,021,517
Revenue, Series A, Rfdg	5.000	03/15/29	1,000	1,290,870
New York State Environmental Facilities Corp.,
Revenue, New York City Municipal Water Financing Authority Project, Sub-Series A, Rfdg	5.000	06/15/31	1,265	1,578,733
New York Transportation Development Corp.,
Revenue, JFK International Air Terminal Project, Series A, AMT, Rfdg	5.000	12/01/25	200	234,354
Port Authority of New York & New Jersey,
Revenue, Series 223, AMT, Rfdg	5.000	07/15/27	1,000	1,236,230
Revenue, Series 226, AMT, Rfdg(hh)	5.000	10/15/27	650	800,936
TSASC, Inc.,
Revenue, Series A, Rfdg	5.000	06/01/24	290	330,931
Revenue, Series A, Rfdg	5.000	06/01/25	100	117,544

				22,228,253

North Carolina 1.3%
North Carolina Medical Care Commission,
Revenue, Caromont Health, Series B, (Mandatory Put Date 02/01/26)	5.000	02/01/51	450	542,016
Revenue, Duke University Health System, Series A, Rfdg	5.000	06/01/27	380	474,153
Revenue, Duke University Health System, Series A, Rfdg	5.000	06/01/28	700	892,899
North Carolina Turnpike Authority, Revenue, Bond Anticipation Notes	5.000	02/01/24	1,560	1,756,872

				3,665,940

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	25

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio 2.0%

Akron Bath Copley Joint Township Hospital District, Revenue, Summa Health Obligation Group, Rfdg	5.000%	11/15/27	185	$227,707
Buckeye Tobacco Settlement Financing Authority, Revenue, Senior Series A-2, Class 1, Rfdg	5.000	06/01/28	1,250	1,594,225
County of Allen Hospital Facilities, Revenue, Bon Secours Mercy Health, Inc., Series A, Rfdg	5.000	08/01/27	630	790,360
County of Cuyahoga,
Revenue, MetroHealth System, Rfdg	4.000	02/15/29	1,200	1,365,720
Revenue, MetroHealth System, Rfdg	5.000	02/15/25	695	795,504
Lancaster Port Authority, Revenue, Natural Gas, Series A, Rfdg, (Mandatory Put Date 02/01/25)	5.000	08/01/49	300	347,721
Ohio Air Quality Development Authority, Revenue, American Electric Power Co. Project, Series A, (Mandatory Put Date 10/01/29)	2.400	12/01/38	500	519,850

				5,641,087

Oklahoma 1.9%
Oklahoma Development Finance Authority,
Revenue, Gilcrease Expressway West, AMT	1.625	07/06/23	500	503,300
Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/25	800	944,384
Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/29	1,100	1,384,383
Oklahoma Turnpike Authority,
Revenue, Second Senior Series A, Class 1, Rfdg	5.000	01/01/28	1,000	1,268,160
Revenue, Second Senior Series A, Class 1, Rfdg	5.000	01/01/29	1,000	1,294,270

				5,394,497

Pennsylvania 5.5%
Chester County Industrial Development Authority,
Revenue, Renaissance Academy Charter School, Rfdg	3.750	10/01/24	270	283,125
Revenue, Renaissance Academy Charter School, Rfdg	5.000	10/01/34	260	287,290
Commonwealth Financing Authority,
Revenue, Tobacco Master Settlement Payment	5.000	06/01/21	785	790,770
Revenue, Tobacco Master Settlement Payment	5.000	06/01/24	740	842,742
Revenue, Tobacco Master Settlement Payment	5.000	06/01/25	1,000	1,173,380
Commonwealth of Pennsylvania,
First Series, GO, Rfdg	5.000	08/15/25	1,000	1,193,140
Series A, Certificate of Participation, Rfdg	5.000	07/01/26	500	604,095

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania (cont’d.)

Delaware River Joint Toll Bridge Commission,
Revenue, Bridge System, Series B, Rfdg	5.000%	07/01/28	275	$353,130
Delaware Valley Regional Finance Authority,
Revenue, Series A, AMBAC	5.500	08/01/28	500	648,230
East Hempfield Township Industrial Development Authority,
Revenue, Willow Valley Community, Rfdg	5.000	12/01/23	500	553,695
Geisinger Authority,
Revenue, Geisinger Health System Obligation Group, Series B, Rfdg, (Mandatory Put Date 02/15/27)	5.000	04/01/43	795	966,839
Pennsylvania Higher Educational Facilities Authority,
Revenue, University of Pennsylvania Health System	5.000	08/15/28	1,000	1,281,060
Revenue, University of Pennsylvania Health System, Rfdg	5.000	08/15/26	715	848,562
Pennsylvania Turnpike Commission,
Revenue, Rfdg	5.000	12/01/29	1,455	1,870,140
Revenue, Series A-2, Rfdg	5.000	12/01/26	1,515	1,877,070
Revenue, Sub-Series A	5.000	12/01/29	525	690,837
Philadelphia Gas Works Co.,
Revenue, Rfdg	5.000	08/01/25	340	399,544
Revenue, Sixteenth Series A, AGM	5.000	08/01/27	950	1,176,869

				15,840,518

Puerto Rico 0.1%
Puerto Rico Sales Tax Financing Corp.,
Revenue, Series A-1, CABS	(1.314)(s)	07/01/24	259	242,595

Rhode Island 1.3%
Tobacco Settlement Financing Corp.,
Revenue, Series A, Rfdg	5.000	06/01/22	540	569,819
Revenue, Series A, Rfdg	5.000	06/01/23	630	693,542
Revenue, Series A, Rfdg	5.000	06/01/24	1,940	2,213,811
Revenue, Series A, Rfdg	5.000	06/01/28	240	276,468

				3,753,640

South Carolina 1.0%
County of Richland,
Revenue, International Paper Co. Project, Series A, Rfdg	3.875	04/01/23	1,115	1,187,598

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	27

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

South Carolina (cont’d.)
South Carolina Public Service Authority,
Revenue, Santee Cooper, Series A, Rfdg	5.000%	12/01/24	280	$288,685
Revenue, Series C, Rfdg	5.000	12/01/24	610	705,032
Revenue, Series C, Rfdg	5.000	12/01/29	535	616,090

				2,797,405

Tennessee 0.2%
Memphis-Shelby County Airport Authority,
Revenue, Series A, AMT(hh)	5.000	07/01/25	475	559,417

Texas 9.3%
Bexar County Health Facilities Development Corp.,
Revenue, Army Retirement Residence Foundation, Rfdg	5.000	07/15/24	500	540,120
Board of Regents of the University of Texas System, Revenue, Series C, Rfdg	5.000	08/15/28	515	665,241
Central Texas Regional Mobility Authority,
Revenue, Senior Lien, Series A, Rfdg	5.000	01/01/23	610	658,294
Revenue, Series C(hh)	5.000	01/01/27	400	472,272
Revenue, Sub-Series F, Bond Anticipation Notes	5.000	01/01/25	625	709,931
City of Houston Airport System,
Revenue, Sub. Lien, Series A, AMT, Rfdg, (Pre-refunded Date 07/01/22)(ee)	5.000	07/01/32	1,000	1,057,750
Revenue, Sub-Series A, AMT, Rfdg	5.000	07/01/25	1,000	1,172,920
Clifton Higher Education Finance Corp.,
Revenue, Idea Public Schools	3.750	08/15/22	180	184,487
Revenue, Idea Public Schools, (Pre-refunded Date 08/15/21)(ee)	5.500	08/15/31	410	418,007
Revenue, Idea Public Schools, Series B	4.000	08/15/23	610	653,341
Revenue, Idea Public Schools, Series B	5.000	08/15/25	210	243,245
Dallas Fort Worth International Airport,
Revenue, Series A, Rfdg	5.000	11/01/25	1,000	1,195,550
Decatur Hospital Authority,
Revenue, Wise Regional Health Systems, Series A, Rfdg	5.000	09/01/22	150	158,624
Revenue, Wise Regional Health Systems, Series A, Rfdg	5.000	09/01/23	150	164,426
Gulf Coast Authority,
Revenue, ExxonMobil Project, FRDD	0.070(cc)	06/01/30	200	200,000
Revenue, ExxonMobil Project, FRDD	0.100(cc)	09/01/25	3,200	3,200,000
Revenue, ExxonMobil Project, FRDD	0.100(cc)	12/01/25	1,240	1,240,000

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Gulf Coast Authority, (cont’d.)
Revenue, ExxonMobil Project, Series B, FRDD	0.070%(cc)	06/01/25	230	$230,000
Harris County Toll Road Authority,
Revenue, First Lien, Rfdg	5.000	08/15/28	1,290	1,660,307
Houston Higher Education Finance Corp.,
Revenue, Cosmos Foundation, Series A	4.000	02/15/22	15	15,381
Kerrville Health Facilities Development Corp.,
Revenue, Peterson Regional Medical Center Project, Rfdg	5.000	08/15/22	485	514,071
Lower Colorado River Authority,
Revenue, LCRA Transmission Services Corp. Project, Rfdg	5.000	05/15/27	500	622,675
Revenue, LCRA Transmission Services Corp. Project, Rfdg	5.000	05/15/29	550	712,608
Lower Neches Valley Authority Industrial Development Corp.,
Revenue, ExxonMobil Project, Series B, Rfdg, FRDD	0.070(cc)	11/01/29	3,050	3,050,000
New Hope Cultural Education Facilities Finance Corp.,
Revenue, Tarelton State University Student Housing
Project, Series A (Escrowed to Maturity Date 04/01/21)(ee)	4.000	04/01/21	300	300,000
North Texas Tollway Authority,
Revenue, First Tier, Series A, Rfdg	5.000	01/01/27	170	202,735
Revenue, First Tier, Series B, Rfdg	5.000	01/01/25	600	696,120
Revenue, Second Tier, Series B, Rfdg	5.000	01/01/26	590	636,569
Revenue, Second Tier, Series B, Rfdg	5.000	01/01/28	250	298,302
Revenue, Series A, Rfdg	5.000	01/01/26	1,695	1,900,959
Tarrant County Cultural Education Facilities Finance Corp.,
Revenue, Texas Health Resource System, Series A, Rfdg	5.000	02/15/26	315	379,944
Revenue, Trinity Terrace Project, Series A-1, Rfdg	5.000	10/01/29	630	709,052
Texas Municipal Gas Acquisition & Supply Corp. I,
Revenue, Senior Lien, Series D	6.250	12/15/26	830	976,371
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue, Rfdg	5.000	12/15/26	750	912,832

				26,752,134

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	29

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Utah 2.5%
County of Utah,
Revenue, IHC Health Services, Inc., Series B, (Mandatory Put Date 08/01/26)	5.000%	05/15/60	3,265	$4,025,451
Salt Lake City Corp. Airport,
Revenue, Series A, AMT	5.000	07/01/22	360	380,812
Revenue, Series A, AMT	5.000	07/01/23	535	589,827
Revenue, Series A, AMT	5.000	07/01/26	1,085	1,313,902
Revenue, Series A, AMT	5.000	07/01/28	275	340,219
Revenue, Series A, AMT	5.000	07/01/28	500	632,330

				7,282,541

Virginia 0.7%
Arlington County Industrial Development Authority, Revenue, Virginia Hospital Center, Rfdg	5.000	07/01/26	500	608,925
Virginia Small Business Financing Authority,
Revenue, 95 Express Lanes LLC Project, AMT	5.000	01/01/44	1,000	1,025,390
Revenue, Elizabeth River, Senior Lien	4.250	07/01/22	225	235,476
Wise County Industrial Development Authority,
Revenue, Virginia Electric & Power Co., Series A, (Mandatory Put Date 05/31/24)	1.200	11/01/40	250	254,203

				2,123,994

Washington 1.6%
Port of Seattle,
Revenue, Intermediate Lien, AMT	5.000	04/01/29	1,000	1,256,640
University of Washington,
Revenue, Forward Delivery, Series C, Rfdg	5.000	04/01/26	1,500	1,826,820
Washington Health Care Facilities Authority,
Revenue, Overlake Hospital Medical Center, Series B, Rfdg	5.000	07/01/28	375	473,036
Revenue, Providence Health & Services, Series A, Rfdg	5.000	10/01/21	905	926,512

				4,483,008

West Virginia 1.2%
County of Harrison,
Revenue, Monongahela Power Co., Series A, AMT, Rfdg, (Mandatory Put Date 10/15/21)	3.000	10/15/37	500	505,420

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

West Virginia (cont’d.)

West Virginia Economic Development Authority,
Revenue, Appalachian Power Co., Series A, Rfdg, (Mandatory Put Date 04/01/24)	2.550%	03/01/40	1,000	$1,059,380
Revenue, Appalachian Power Co., Series A, Rfdg, (Mandatory Put Date 12/15/25)	0.625	12/01/38	1,500	1,486,500
Revenue, Wheeling Power Co. Mitchell, Series A, AMT, Rfdg, (Mandatory Put Date 04/01/22)	3.000	06/01/37	500	511,925

				3,563,225

Wisconsin 0.8%
Public Finance Authority,
Revenue, Bancroft Neurohealth Project, Series A, 144A	5.000	06/01/23	500	524,140
Revenue, Trips Obligation Group, Senior Series E, Rfdg	5.000	07/01/23	1,175	1,216,877
Wisconsin Health & Educational Facilities Authority,
Revenue, Children’s Hospital of Wisconsin, Rfdg	5.000	08/15/27	335	420,164

				2,161,181

TOTAL LONG-TERM INVESTMENTS (cost $275,970,825)				282,309,551

SHORT-TERM INVESTMENTS 3.2%

MUNICIPAL BONDS

California 1.4%
City of Los Angeles,
Revenue, Transportation	4.000	06/24/21	1,930,000	1,946,077
County of Los Angeles,
Revenue, Transportation, Series A	4.000	06/30/21	1,995,000	2,013,314

				3,959,391

Massachusetts 0.7%
Commonwealth of Massachusetts,
Series A, Revenue Anticipation Notes, GO	2.000	04/21/21	2,000,000	2,001,680

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	31

Schedule of Investments  (continued)

as of March 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas 1.1%
State of Texas,
Revenue, Transportation	4.000%	08/26/21	3,160,000	$3,209,801

TOTAL SHORT-TERM INVESTMENTS (cost $9,172,109)				9,170,872

TOTAL INVESTMENTS 101.7% (cost $285,142,934)				291,480,423
Liabilities in excess of other assets(z) (1.7)%				(4,962,452)

NET ASSETS 100.0%				$286,517,971

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

CABS—Capital Appreciation Bonds

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guarantee Corp.

PCR—Pollution Control Revenue

Rfdg—Refunding

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at March 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

32

Futures contracts outstanding at March 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
15	10 Year U.S. Treasury Notes	Jun. 2021	$1,964,063	$4,666

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$171,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Municipal Bonds
Alabama	$—	$3,635,585	$—
Alaska	—	3,454,560	—
Arizona	—	9,358,953	—
California	—	20,869,807	—
Colorado	—	9,586,087	—
Connecticut	—	8,290,995	—
Delaware	—	1,442,226	—
District of Columbia	—	6,432,981	—
Florida	—	19,859,945	—
Georgia	—	14,828,185	—
Hawaii	—	1,187,350	—
Idaho	—	1,070,340	—
Illinois	—	35,395,444	—
Indiana	—	3,005,674	—
Iowa	—	2,405,715	—

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	33

Schedule of Investments  (continued)

as of March 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Municipal Bonds (continued)
Kentucky	$—	$3,827,642	$—
Louisiana	—	3,065,770	—
Maryland	—	1,668,347	—
Massachusetts	—	4,130,074	—
Michigan	—	3,703,568	—
Mississippi	—	1,090,543	—
Missouri	—	2,997,095	—
Nebraska	—	974,452	—
Nevada	—	505,495	—
New Jersey	—	18,994,354	—
New York	—	22,228,253	—
North Carolina	—	3,665,940	—
Ohio	—	5,641,087	—
Oklahoma	—	5,394,497	—
Pennsylvania	—	15,840,518	—
Puerto Rico	—	242,595	—
Rhode Island	—	3,753,640	—
South Carolina	—	2,797,405	—
Tennessee	—	559,417	—
Texas	—	29,961,935	—
Utah	—	7,282,541	—
Virginia	—	2,123,994	—
Washington	—	4,483,008	—
West Virginia	—	3,563,225	—
Wisconsin	—	2,161,181	—

Total	$—	$291,480,423	$—

Other Financial Instruments*
Assets
Futures Contracts	$4,666	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2021 were as follows (unaudited):

Transportation	22.7%
Healthcare	16.9
General Obligation	11.4
Corporate Backed IDB & PCR	10.4

Special Tax/Assessment District	9.6%
Tobacco	7.9
Pre-pay Gas	7.0
Power	4.5

See Notes to Financial Statements.

34

Sector Classification (continued):

Education	4.0%
Water & Sewer	3.4
Lease Backed Certificate of Participation	3.0
Pre-Refunded	0.5
Solid Waste/Resource Recovery	0.4

101.7%
Liabilities in excess of other assets	(1.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of March 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$4,666	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2021 are as follows:

For the year ended March 31, 2021, the Fund did not have any net realized gain (loss) on derivatives in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$4,666

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	35

Schedule of Investments  (continued)

as of March 31, 2021

For the year ended March 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)

$392,813

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended March 31, 2021.

See Notes to Financial Statements.

36

Statement of Assets and Liabilities

as of March 31, 2021

Assets

Unaffiliated investments (cost $285,142,934)	$291,480,423
Cash	30,576
Interest receivable	3,294,477
Receivable for Fund shares sold	2,376,791
Receivable for investments sold	839,762
Deposit with broker for centrally cleared/exchange-traded derivatives	171,000
Due from broker—variation margin futures	3,750
Prepaid expenses	1,738

Total Assets	298,198,517

Liabilities

Payable for investments purchased	10,151,118
Payable for Fund shares purchased	1,286,281
Accrued expenses and other liabilities	133,935
Dividends payable	47,697
Distribution fee payable	31,234
Management fee payable	29,200
Affiliated transfer agent fee payable	1,081

Total Liabilities	11,680,546

Net Assets	$286,517,971

Net assets were comprised of:
Shares of beneficial interest, at par	$27,388
Paid-in capital in excess of par	283,225,084
Total distributable earnings (loss)	3,265,499

Net assets, March 31, 2021	$286,517,971

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	37

Statement of Assets and Liabilities

as of March 31, 2021

Class A

Net asset value and redemption price per share, ($98,412,832 ÷ 9,405,901 shares of beneficial interest issued and outstanding)	$10.46
Maximum sales charge (2.25% of offering price)	0.24

Maximum offering price to public	$10.70

Class C

Net asset value, offering price and redemption price per share, ($13,046,880 ÷ 1,247,723 shares of beneficial interest issued and outstanding)	$10.46

Class Z

Net asset value, offering price and redemption price per share, ($174,370,759 ÷ 16,669,075 shares of beneficial interest issued and outstanding)	$10.46

Class R6

Net asset value, offering price and redemption price per share, ($687,500 ÷ 65,741 shares of beneficial interest issued and outstanding)	$10.46

See Notes to Financial Statements.

38

Statement of Operations

Year Ended March 31, 2021

Net Investment Income (Loss)

Interest income	$4,052,125

Expenses
Management fee	556,242
Distribution fee(a)	294,903
Transfer agent’s fees and expenses (including affiliated expense of $ 4,917)(a)	163,753
Registration fees(a)	79,288
Custodian and accounting fees	65,518
Audit fee	45,024
Legal fees and expenses	24,825
Shareholders’ reports	21,745
Trustees’ fees	12,750
Miscellaneous	22,030

Total expenses	1,286,078
Less: Fee waiver and/or expense reimbursement(a)	(325,674)
Custodian fee credit	(446)

Net expenses	959,958

Net investment income (loss)	3,092,167

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(1,660,974)

Net change in unrealized appreciation (depreciation) on:
Investments	6,609,495
Futures	4,666

6,614,161

Net gain (loss) on investment transactions	4,953,187

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,045,354

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	141,195	153,708	—	—
Transfer agent’s fees and expenses	27,309	8,093	128,254	97
Registration fees	33,469	13,464	21,161	11,194
Fee waiver and/or expense reimbursement	(62,701)	(17,064)	(233,707)	(12,202)

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	39

Statements of Changes in Net Assets

	Year Ended March 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,092,167	$3,534,407
Net realized gain (loss) on investment transactions	(1,660,974)	(25,277)
Net change in unrealized appreciation (depreciation) on investments	6,614,161	(2,856,033)

Net increase (decrease) in net assets resulting from operations	8,045,354	653,097

Dividends and Distributions
Distributions from distributable earnings
Class A	(815,430)	(761,161)
Class C	(122,120)	(225,310)
Class Z	(2,137,761)	(2,471,108)
Class R6	(16,074)	(38,775)

	(3,091,385)	(3,496,354)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	192,362,576	79,286,731
Net asset value of shares issued in reinvestment of dividends and distributions	2,451,448	2,744,972
Cost of shares purchased	(74,564,249)	(69,662,934)

Net increase (decrease) in net assets from Fund share transactions	120,249,775	12,368,769

Total increase (decrease)	125,203,744	9,525,512

Net Assets:

Beginning of year	161,314,227	151,788,715

End of year	$286,517,971	$161,314,227

See Notes to Financial Statements.

40

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of the following six series: PGIM Global Real Estate Fund, PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. These financial statements relate only to the PGIM Short Duration Muni Fund (the “Fund”).

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Short Duration Muni Fund	41

Notes to Financial Statements  (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

42

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

PGIM Short Duration Muni Fund	43

Notes to Financial Statements  (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

44

3.    Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.29% of the Fund’s average daily net assets up to and including $5 billion and 0.28% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.29% for the year ended March 31, 2021.

The Manager has contractually agreed, through July 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.85% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.32% of average daily net assets for Class Z shares and 0.29% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%,and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

PGIM Short Duration Muni Fund	45

Notes to Financial Statements  (continued)

For the year ended March 31, 2021, PIMS received $81,795 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2021, PIMS received $1,298 and $711 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended March 31, 2021, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain
$36,666,415	$25,441,031	$—

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2021, were $237,541,498 and $123,594,484, respectively.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

46

For the year ended March 31, 2021, the tax character of dividends paid by the Fund was $3,091,385 of tax-exempt income. For the year ended March 31, 2020, the tax character of dividends paid by the Fund were $100,157 of ordinary income and $3,396,197 of tax-exempt income.

As of March 31, 2021, the accumulated undistributed earnings on a tax basis was $263,419 of tax-exempt income (includes timing difference of $47,697 for dividends payable).

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$285,077,698	$7,202,187	$(794,796)	$6,407,391

The differences between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

The Fund elected to treat late year losses of approximately $7,000 as having been incurred in the following fiscal year (March 31, 2022).

As of March 31, 2021, the Fund had a capital loss carryforward of approximately $3,348,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to

PGIM Short Duration Muni Fund	47

Notes to Financial Statements  (continued)

January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of March 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	1,074	1.6%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	7	83.9%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended March 31, 2021:
Shares sold	6,548,554	$68,450,018
Shares issued in reinvestment of dividends and distributions	62,903	653,167
Shares purchased	(1,618,179)	(16,743,825)

Net increase (decrease) in shares outstanding before conversion	4,993,278	52,359,360
Shares issued upon conversion from other share class(es)	888,818	9,283,942
Shares purchased upon conversion into other share class(es)	(217,312)	(2,278,979)

Net increase (decrease) in shares outstanding	5,664,784	$59,364,323

Year ended March 31, 2020:
Shares sold	2,503,261	$26,047,735
Shares issued in reinvestment of dividends and distributions	63,420	660,062
Shares purchased	(2,015,109)	(20,728,167)

Net increase (decrease) in shares outstanding before conversion	551,572	5,979,630
Shares issued upon conversion from other share class(es)	73,634	764,420
Shares purchased upon conversion into other share class(es)	(179,749)	(1,862,168)

Net increase (decrease) in shares outstanding	445,457	$4,881,882

48

Class C	Shares	Amount

Year ended March 31, 2021:
Shares sold	395,621	$4,065,314
Shares issued in reinvestment of dividends and distributions	6,506	67,146
Shares purchased	(235,175)	(2,411,171)

Net increase (decrease) in shares outstanding before conversion	166,952	1,721,289
Shares purchased upon conversion into other share class(es)	(657,766)	(6,857,138)

Net increase (decrease) in shares outstanding	(490,814)	$(5,135,849)

Year ended March 31, 2020:
Shares sold	356,651	$3,712,952
Shares issued in reinvestment of dividends and distributions	11,186	116,223
Shares purchased	(351,270)	(3,633,827)

Net increase (decrease) in shares outstanding before conversion	16,567	195,348
Shares purchased upon conversion into other share class(es)	(36,069)	(374,999)

Net increase (decrease) in shares outstanding	(19,502)	$(179,651)

Class Z

Year ended March 31, 2021:
Shares sold	11,474,763	$119,847,244
Shares issued in reinvestment of dividends and distributions	165,363	1,715,061
Shares purchased	(5,321,625)	(55,045,625)

Net increase (decrease) in shares outstanding before conversion	6,318,501	66,516,680
Shares issued upon conversion from other share class(es)	261,970	2,744,556
Shares purchased upon conversion into other share class(es)	(276,281)	(2,892,381)

Net increase (decrease) in shares outstanding	6,304,190	$66,368,855

Year ended March 31, 2020:
Shares sold	4,771,567	$49,464,644
Shares issued in reinvestment of dividends and distributions	185,584	1,929,912
Shares purchased	(4,271,488)	(43,894,365)

Net increase (decrease) in shares outstanding before conversion	685,663	7,500,191
Shares issued upon conversion from other share class(es)	182,592	1,890,824
Shares purchased upon conversion into other share class(es)	(40,380)	(418,077)

Net increase (decrease) in shares outstanding	827,875	$8,972,938

Class R6

Year ended March 31, 2021:
Shares issued in reinvestment of dividends and distributions	1,555	$16,074
Shares purchased	(34,938)	(363,628)

Net increase (decrease) in shares outstanding	(33,383)	$(347,554)

Year ended March 31, 2020:
Shares sold	5,973	$61,400
Shares issued in reinvestment of dividends and distributions	3,734	38,775
Shares purchased	(135,120)	(1,406,575)

Net increase (decrease) in shares outstanding	(125,413)	$(1,306,400)

8.     Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

PGIM Short Duration Muni Fund	49

Notes to Financial Statements  (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended March 31, 2021.

9.     Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed

50

income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank

PGIM Short Duration Muni Fund	51

Notes to Financial Statements  (continued)

offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period,these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the

52

Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Short Duration Muni Fund	53

Financial Highlights

Class A Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.12	$10.25	$10.10	$10.03	$10.26
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.21	0.22	0.22	0.21
Net realized and unrealized gain (loss) on investment transactions	0.35	(0.13)	0.15	0.06	(0.23)
Total from investment operations	0.50	0.08	0.37	0.28	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.21)	(0.22)	(0.21)	(0.21)
Net asset value, end of year	$10.46	$10.12	$10.25	$10.10	$10.03
Total Return(b):	4.99%	0.72%	3.69%	2.78%	(0.23)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$98,413	$37,864	$33,779	$40,222	$40,966
Average net assets (000)	$56,478	$38,599	$31,640	$38,892	$58,677
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.63%	0.85%	0.85%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.74%	1.03%	1.04%	1.07%	1.06%
Net investment income (loss)	1.43%	1.99%	2.21%	2.14%	2.07%
Portfolio turnover rate(d)(e)	64%	83%	90%	71%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

54

Class C Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.11	$10.24	$10.09	$10.02	$10.25
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.13	0.15	0.14	0.14
Net realized and unrealized gain (loss) on investment transactions	0.35	(0.13)	0.14	0.06	(0.24)
Total from investment operations	0.43	-	0.29	0.20	(0.10)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.14)	(0.13)	(0.13)
Net asset value, end of year	$10.46	$10.11	$10.24	$10.09	$10.02
Total Return(b):	4.25%	(0.03)%	2.93%	2.01%	(0.98)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,047	$17,580	$18,002	$20,309	$21,240
Average net assets (000)	$15,371	$18,047	$18,317	$21,456	$22,803
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.43%	1.60%	1.60%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.54%	1.80%	1.84%	1.85%	1.81%
Net investment income (loss)	0.80%	1.27%	1.46%	1.39%	1.33%
Portfolio turnover rate(d)(e)	64%	83%	90%	71%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	55

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.12	$10.25	$10.10	$10.02	$10.26
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.24	0.25	0.24	0.24
Net realized and unrealized gain (loss) on investment transactions	0.34	(0.14)	0.14	0.07	(0.25)
Total from investment operations	0.53	0.10	0.39	0.31	(0.01)
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.23)	(0.24)	(0.23)	(0.23)
Net asset value, end of year	$10.46	$10.12	$10.25	$10.10	$10.02
Total Return(b):	5.30%	0.97%	3.95%	3.13%	(0.08)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$174,371	$104,867	$97,709	$80,839	$57,368
Average net assets (000)	$119,138	$110,231	$93,569	$74,855	$67,197
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.32%	0.60%	0.60%	0.60%	0.60%
Expenses before waivers and/or expense reimbursement	0.52%	0.79%	0.83%	0.82%	0.81%
Net investment income (loss)	1.80%	2.26%	2.46%	2.40%	2.33%
Portfolio turnover rate(d)(e)	64%	83%	90%	71%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

56

Class R6 Shares
				May 25, 2017(a)
	Year Ended March 31,			through March 31,

	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.11	$10.24	$10.10	$10.14
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.24	0.25	0.21
Net realized and unrealized gain (loss) on investment transactions	0.35	(0.14)	0.13	(0.05)
Total from investment operations	0.55	0.10	0.38	0.16
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.24)	(0.20)
Net asset value, end of period	$10.46	$10.11	$10.24	$10.10
Total Return(c):	5.44%	0.97%	3.85%	1.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$688	$1,003	$2,300	$10
Average net assets (000)	$820	$1,689	$1,291	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.29%	0.60%	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	1.78%	1.42%	1.90%	141.66	%(e)
Net investment income (loss)	1.97%	2.32%	2.48%	2.42	%(e)
Portfolio turnover rate(f)(g)	64%	83%	90%	71%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Short Duration Muni Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration Muni Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of March 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 18, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

58

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Short Duration Muni Fund	59

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2021, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$.17	$.09	$.20	$.21

In January 2022, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2021.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

60

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration Muni Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 93

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 92

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Short Duration Muni Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Short Duration Muni Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018-present) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short Duration Muni Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Short Duration Muni Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MUNI FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PDSAX	PDSCX	PDSZX	PDSQX
CUSIP	744336835	744336827	744336819	744336744

MF222E

PGIM QMA LONG-SHORT EQUITY FUND

ANNUAL REPORT

MARCH 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM QMA Long-Short Equity Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled at the onset of the COVID-19 pandemic amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Long-Short Equity Fund

May 14, 2021

PGIM QMA Long-Short Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/21
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–4.74	–2.18	0.41 (5/29/14)
(without sales charges)	0.81	–1.07	1.24 (5/29/14)
Class C
(with sales charges)	–0.93	–1.81	0.49 (5/29/14)
(without sales charges)	0.05	–1.81	0.49 (5/29/14)
Class Z
(without sales charges)	1.10	–0.82	1.50 (5/29/14)
Class R6
(without sales charges)	1.10	N/A	–2.71 (5/25/17)
S&P 500 Index
	56.31	16.29	—
Customized Blend Index
	25.81	8.78	—

Average Annual Total Returns as of 3/31/21 Since Inception (%)
		Class A, C, Z (5/29/14)	Class R6 (5/25/17)
S&P 500 Index		13.43	16.09
Customized Blend Index		7.24	8.89

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the Customized Blend Index by portraying the initial account values at the commencement of operations of Class Z shares (May 29, 2014) and the account values at the end of the latest fiscal year (March 31, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

1Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2021. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trademark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.

PGIM QMA Long-Short Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (the Index) is a model portfolio consisting of the S&P 500 Index (50%), which is unmanaged and provides a broad indicator of stock price movements, and the FTSE 3-Month Treasury Bill Index (50%), which is unmanaged and represents monthly return equivalents of yield averages of the last three-month Treasury bill issues.

S&P 500 Index*—The S&P 500 Index (the Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

*The S&P 500 Index (the Index) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

6	Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 3/31/21

Ten Largest Holdings - Long	Line of Business	% of Net Assets
Microsoft Corp.	Software	3.9%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.6%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	1.8%
Adobe, Inc.	Software	1.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.7%
Bristol-Myers Squibb Co.	Pharmaceuticals	1.7%
AT&T, Inc.	Diversified Telecommunication Services	1.6%
Danaher Corp.	Health Care Equipment & Supplies	1.6%
MKS Instruments, Inc.	Semiconductors & Semiconductor Equipment	1.6%
McKesson Corp.	Health Care Providers & Services	1.6%

Ten Largest Holdings - Short	Line of Business	% of Net Assets
Axonics Modulation Technologies, Inc.	Health Care Equipment & Supplies	(0.5)%
Shockwave Medical, Inc.	Health Care Equipment & Supplies	(0.5)%
Guardant Health, Inc.	Health Care Providers & Services	(0.5)%
Carvana Co.	Specialty Retail	(0.5)%
WillScot Mobile Mini Holdings Corp.	Construction & Engineering	(0.5)%
Boeing Co. (The)	Aerospace & Defense	(0.5)%
PetIQ, Inc.	Health Care Providers & Services	(0.5)%
Lyft, Inc. (Class A Stock)	Road & Rail	(0.5)%
Twilio, Inc. (Class A Stock)	IT Services	(0.5)%
Uber Technologies, Inc.	Road & Rail	(0.5)%

Holdings reflect only long-term Investments and are subject to change.

PGIM QMA Long-Short Equity Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund Perform?

The PGIM QMA Long-Short Equity Fund’s Class Z shares returned 1.10% in the 12-month reporting period that ended March 31, 2021, underperforming the 25.81% return of its Customized Blend Index (the Index). The Index is a model portfolio consisting of the S&P 500 Index (50%) and the FTSE 3-Month Treasury Bill Index (50%).

What were the market conditions?

•

The COVID-19 pandemic brought global economies to a virtual halt during the first quarter of 2020. US stock prices recovered rapidly during the second quarter after the Federal Reserve cut interest rates to near zero and Congress passed stimulus bills worth several trillion dollars. US employment numbers improved as states began to reopen their economies. The reporting period ended with US equities in record territory, fueled by three COVID-19 vaccines gaining emergency use authorization from the US Food and Drug Administration.

What worked?

•

During the first quarter of 2021, investor preferences shifted from high-growth stocks toward less-expensive stocks with attractive fundamentals that the Fund favors. This trend led to a very strong quarter for the Fund, especially in the information technology sector.

•	In addition to less-expensive stocks helping performance during the first quarter, the Fund benefited by favoring stocks with strong profitability.

•	Over the full period, long positions performed well, outpacing the broad market.

What didn’t work?

•

In 2020, investors favored high-growth stocks with business operations that tended to be immune to COVID-19 ramifications. Investors often disregarded company fundamentals, such as earnings, which is a focal point of QMA’s strategy. Therefore, the less-expensive stocks that QMA’s model favors underperformed in 2020.

•	Stocks with low profitability and poor fundamentals, which our strategy avoids, also performed better in 2020 than historical trends would suggest. This was especially true in the healthcare sector.

Did the Fund hold derivatives?

The Fund held futures contracts on the S&P 500 Index during the period. QMA uses these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding value above the market return. Subsequently, the effect on performance was minimal relative to the broad market.

8	Visit our website at pgim.com/investments

Current outlook

•

QMA is encouraged by the Fund’s strong performance so far in 2021. Much of this performance has been due to investors favoring less-expensive stocks at the expense of high-growth stocks with poor fundamentals. QMA feels there is plenty of room for cheap stocks to keep outperforming their high-growth counterparts as global economies continue to reopen—a trend that should benefit QMA’s strategy.

PGIM QMA Long-Short Equity Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

10	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Long-Short Equity Fund		Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,018.50	1.61%	$8.10
	Hypothetical	$1,000.00	$1,016.90	1.61%	$8.10
Class C	Actual	$1,000.00	$1,015.60	2.32%	$11.66
	Hypothetical	$1,000.00	$1,013.36	2.32%	$11.65
Class Z	Actual	$1,000.00	$1,020.30	1.18%	$5.94
	Hypothetical	$1,000.00	$1,019.05	1.18%	$5.94
Class R6	Actual	$1,000.00	$1,020.30	1.20%	$6.04
	Hypothetical	$1,000.00	$1,018.95	1.20%	$6.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Long-Short Equity Fund	11

Schedule of Investments

as of March 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS

Aerospace & Defense 3.1%

BWX Technologies, Inc.	11,600	$764,904
Lockheed Martin Corp.	1,900	702,050
Vectrus, Inc.*	7,500	400,800

		1,867,754

Auto Components 0.7%

Adient PLC*	8,900	393,380

Banks 0.8%

CNB Financial Corp.	2,500	61,525
Customers Bancorp, Inc.*	7,600	241,832
Primis Financial Corp.	8,300	120,682
South Plains Financial, Inc.	1,900	43,168

		467,207

Biotechnology 1.6%

Biogen, Inc.*	2,100	587,475
Gilead Sciences, Inc.	5,500	355,465

		942,940

Building Products 1.9%

Masco Corp.	15,500	928,450
UFP Industries, Inc.	2,500	189,600

		1,118,050

Capital Markets 1.8%

Evercore, Inc. (Class A Stock)	1,000	131,740
Federated Hermes, Inc.	28,700	898,310
Raymond James Financial, Inc.	600	73,536

		1,103,586

Chemicals 3.7%

Cabot Corp.	9,900	519,156
Celanese Corp.	2,800	419,468
RPM International, Inc.	7,200	661,320
Westlake Chemical Corp.	7,000	621,530

		2,221,474

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      13

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies 0.7%

Herman Miller, Inc.	9,600	$395,040

Communications Equipment 2.6%

Cisco Systems, Inc.	3,600	186,156
NETGEAR, Inc.*	20,500	842,550
Ubiquiti, Inc.	1,800	536,940

		1,565,646

Construction & Engineering 1.1%

EMCOR Group, Inc.	6,000	672,960

Consumer Finance 2.1%

Capital One Financial Corp.	5,400	687,042
SLM Corp.	16,600	298,302
Synchrony Financial	6,200	252,092

		1,237,436

Diversified Telecommunication Services 3.0%

AT&T, Inc.	32,500	983,775
Verizon Communications, Inc.	14,200	825,730

		1,809,505

Electronic Equipment, Instruments & Components 0.6%

Sanmina Corp.*	5,400	223,452
ScanSource, Inc.*	3,800	113,810

		337,262

Entertainment 1.0%

Activision Blizzard, Inc.	1,200	111,600
Electronic Arts, Inc.	3,800	514,406

		626,006

Equity Real Estate Investment Trusts (REITs) 1.5%

Weyerhaeuser Co.	25,900	922,040

Food & Staples Retailing 1.2%

Kroger Co. (The)	19,800	712,602

Health Care Equipment & Supplies 6.0%

Abbott Laboratories	2,400	287,616

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

ABIOMED, Inc.*	500	$159,365
Align Technology, Inc.*	1,200	649,836
Danaher Corp.	4,300	967,844
Hologic, Inc.*	3,600	267,768
IDEXX Laboratories, Inc.*	1,300	636,103
Quidel Corp.*	3,800	486,134
West Pharmaceutical Services, Inc.	500	140,890

		3,595,556

Health Care Providers & Services 3.9%

Anthem, Inc.	2,300	825,585
McKesson Corp.	4,800	936,192
UnitedHealth Group, Inc.	1,500	558,105

		2,319,882

Hotels, Restaurants & Leisure 1.6%

Darden Restaurants, Inc.	6,200	880,400
Del Taco Restaurants, Inc.	9,300	89,094

		969,494

Household Durables 0.3%

Skyline Champion Corp.*	3,900	176,514

Insurance 0.2%

Stewart Information Services Corp.	2,200	114,466

Interactive Media & Services 4.6%

Alphabet, Inc. (Class A Stock)*	400	825,008
Cars.com, Inc.*	28,200	365,472
Facebook, Inc. (Class A Stock)*(u)	5,300	1,561,009

		2,751,489

Internet & Direct Marketing Retail 2.7%

Amazon.com, Inc.*	200	618,816
eBay, Inc.	14,700	900,228
Liquidity Services, Inc.*	6,700	124,486

		1,643,530

IT Services 3.3%

Amdocs Ltd.	3,400	238,510

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      15

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)

BM Technologies, Inc.(original cost $64,050; purchased 12/17/20)*^(f)	5,124	$55,148
Cognizant Technology Solutions Corp. (Class A Stock)	11,800	921,816
Hackett Group, Inc. (The)	40,000	655,600
International Money Express, Inc.*	6,800	102,068

		1,973,142

Leisure Products 3.1%

American Outdoor Brands, Inc.*	15,200	383,040
Brunswick Corp.	8,400	801,108
Smith & Wesson Brands, Inc.	40,100	699,745

		1,883,893

Life Sciences Tools & Services 4.8%

Bio-Techne Corp.	2,200	840,246
Charles River Laboratories International, Inc.*	800	231,864
Medpace Holdings, Inc.*	1,800	295,290
PerkinElmer, Inc.	5,300	679,937
Thermo Fisher Scientific, Inc.	1,800	821,484

		2,868,821

Machinery 3.9%

AGCO Corp.	5,700	818,805
Cummins, Inc.	1,600	414,576
Meritor, Inc.*	20,300	597,226
Shyft Group, Inc. (The)	13,300	494,760

		2,325,367

Marine 1.0%

Matson, Inc.	8,700	580,290

Media 0.9%

Nexstar Media Group, Inc. (Class A Stock)	3,900	547,677

Metals & Mining 1.1%

Freeport-McMoRan, Inc.*	19,400	638,842

Mortgage Real Estate Investment Trusts (REITs) 0.1%

Great Ajax Corp.	5,400	58,860

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities 1.5%

MDU Resources Group, Inc.	27,900	$881,919

Personal Products 2.0%

Medifast, Inc.	1,500	317,730
Nu Skin Enterprises, Inc. (Class A Stock)	14,100	745,749
USANA Health Sciences, Inc.*	1,400	136,640

		1,200,119

Pharmaceuticals 3.1%

Bristol-Myers Squibb Co.	16,000	1,010,080
Merck & Co., Inc.	7,600	585,884
Pfizer, Inc.	7,000	253,610

		1,849,574

Road & Rail 1.5%

Werner Enterprises, Inc.	19,000	896,230

Semiconductors & Semiconductor Equipment 6.3%

Applied Materials, Inc.	8,100	1,082,160
Entegris, Inc.	1,400	156,520
Intel Corp.	1,300	83,200
Kulicke & Soffa Industries, Inc. (Singapore)	7,400	363,414
MKS Instruments, Inc.	5,100	945,642
Semtech Corp.*	5,400	372,600
Skyworks Solutions, Inc.	3,500	642,180
Ultra Clean Holdings, Inc.*	2,300	133,492

		3,779,208

Software 11.6%

Adobe, Inc.*	2,200	1,045,814
Autodesk, Inc.*	1,400	388,010
Cadence Design Systems, Inc.*	6,500	890,435
ChannelAdvisor Corp.*	33,200	781,860
Intuit, Inc.	300	114,918
Manhattan Associates, Inc.*	6,600	774,708
Microsoft Corp.(u)	9,900	2,334,123
PTC, Inc.*	4,500	619,425

		6,949,293

Specialty Retail 1.4%

Hibbett Sports, Inc.*	12,500	861,125

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      17

Schedule of Investments  (continued)

as of March 31, 2021

Description			Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 1.7%

Apple, Inc.			8,300	$1,013,845

Textiles, Apparel & Luxury Goods 2.1%

Deckers Outdoor Corp.*			1,800	594,756
Tapestry, Inc.*			15,900	655,239

				1,249,995

Thrifts & Mortgage Finance 0.3%

Premier Financial Corp.			4,600	152,996

Trading Companies & Distributors 1.7%

Boise Cascade Co.			15,400	921,382
Veritiv Corp.*			1,800	76,572

				997,954

TOTAL LONG-TERM INVESTMENTS (cost $48,147,284)				58,672,969

SHORT-TERM INVESTMENTS 1.2%

AFFILIATED MUTUAL FUND 0.2%
PGIM Core Ultra Short Bond Fund (cost $99,373)(wb)			99,373	99,373

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 1.0%
U.S. Treasury Bills (cost $599,874)	0.045%	09/16/21	600	599,938

TOTAL SHORT-TERM INVESTMENTS (cost $699,247)				699,311

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $48,846,531)				59,372,280

See Notes to Financial Statements.

18

Description	Shares	Value

SECURITIES SOLD SHORT (50.5)%

COMMON STOCKS

Aerospace & Defense (1.9)%

Axon Enterprise, Inc.*	1,700	$(242,114)
Boeing Co. (The)*	1,100	(280,192)
Hexcel Corp.*	2,600	(145,600)
Kratos Defense & Security Solutions, Inc.*	5,400	(147,312)
Spirit AeroSystems Holdings, Inc. (Class A Stock)	3,100	(150,815)
Virgin Galactic Holdings, Inc.*	5,000	(153,150)

		(1,119,183)

Banks (0.3)%

Silvergate Capital Corp. (Class A Stock)*	1,100	(156,387)

Biotechnology (1.9)%

Beam Therapeutics, Inc.*	900	(72,036)
Biohaven Pharmaceutical Holding Co. Ltd.*	1,900	(129,865)
Bioxcel Therapeutics, Inc.*	1,800	(77,688)
DermTech, Inc.*	2,000	(101,580)
Epizyme, Inc.*	11,600	(101,036)
Global Blood Therapeutics, Inc.*	5,500	(224,125)
Iovance Biotherapeutics, Inc.*	4,000	(126,640)
Precision BioSciences, Inc.*	3,900	(40,365)
REVOLUTION Medicines, Inc.*	4,200	(192,696)
Spero Therapeutics, Inc.*	3,400	(50,048)

		(1,116,079)

Building Products (0.5)%

AAON, Inc.	2,100	(147,021)
CSW Industrials, Inc.	1,000	(135,000)

		(282,021)

Capital Markets (0.7)%

Carlyle Group, Inc. (The)	4,700	(172,772)
Hamilton Lane, Inc. (Class A Stock)	2,900	(256,824)

		(429,596)

Chemicals (0.8)%

Albemarle Corp.	1,700	(248,387)
Livent Corp.*	14,200	(245,944)

		(494,331)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      19

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies (1.0)%

Harsco Corp.*	9,200	$(157,780)
Montrose Environmental Group, Inc.*	1,700	(85,323)
US Ecology, Inc.*	6,500	(270,660)
Viad Corp.*	2,700	(112,725)

		(626,488)

Communications Equipment (0.4)%

Infinera Corp.*	24,300	(234,009)

Construction & Engineering (1.1)%

Ameresco, Inc. (Class A Stock)*	4,200	(204,246)
Granite Construction, Inc.	4,000	(161,000)
WillScot Mobile Mini Holdings Corp.*	10,400	(288,600)

		(653,846)

Diversified Consumer Services (0.3)%

Houghton Mifflin Harcourt Co.*	8,900	(67,818)
OneSpaWorld Holdings Ltd. (Bahamas)*	9,000	(95,850)
Regis Corp.*	2,400	(30,144)

		(193,812)

Diversified Telecommunication Services (0.4)%

Anterix, Inc.*	1,100	(51,876)
Bandwidth, Inc. (Class A Stock)*	1,300	(164,762)

		(216,638)

Electrical Equipment (0.9)%

American Superconductor Corp.*	1,900	(36,024)
FuelCell Energy, Inc.*	11,200	(161,392)
Plug Power, Inc.*	4,500	(161,280)
Sunrun, Inc.*	3,300	(199,584)

		(558,280)

Electronic Equipment, Instruments & Components (0.3)%

PAR Technology Corp.*	2,900	(189,689)

Energy Equipment & Services (0.3)%

Aspen Aerogels, Inc.*	3,500	(71,190)

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)

Dril-Quip, Inc.*	2,300	$(76,429)
Liberty Oilfield Services, Inc. (Class A Stock)*	2,700	(30,483)

		(178,102)

Entertainment (0.6)%

Cinemark Holdings, Inc.*	6,300	(128,583)
IMAX Corp.*	3,900	(78,390)
Live Nation Entertainment, Inc.*	1,800	(152,370)
Marcus Corp. (The)*	1,500	(29,985)

		(389,328)

Equity Real Estate Investment Trusts (REITs) (1.4)%

Empire State Realty Trust, Inc. (Class A Stock)	11,300	(125,769)
Essential Properties Realty Trust, Inc.	6,400	(146,112)
Federal Realty Investment Trust	1,400	(142,030)
Innovative Industrial Properties, Inc.	800	(144,128)
Safehold, Inc.	3,800	(266,380)

		(824,419)

Food & Staples Retailing (0.6)%

Chefs’ Warehouse, Inc. (The)*	8,200	(249,772)
Grocery Outlet Holding Corp.*	3,300	(121,737)

		(371,509)

Food Products (0.9)%

Beyond Meat, Inc.*	1,800	(234,216)
Limoneira Co.	6,200	(108,500)
TreeHouse Foods, Inc.*	2,900	(151,496)
Vital Farms, Inc.*	2,600	(56,784)

		(550,996)

Gas Utilities (0.2)%

Northwest Natural Holding Co.	2,000	(107,900)

Health Care Equipment & Supplies (2.3)%

Acutus Medical, Inc.*	1,900	(25,403)
Axonics Modulation Technologies, Inc.*	5,100	(305,439)
CryoLife, Inc.*	2,300	(51,934)
Novocure Ltd.*	1,000	(132,180)
OrthoPediatrics Corp.*	5,400	(263,250)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      21

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

Shockwave Medical, Inc.*	2,300	$(299,598)
Sientra, Inc.*	3,800	(27,702)
Tactile Systems Technology, Inc.*	4,900	(267,001)

		(1,372,507)

Health Care Providers & Services (3.0)%

1Life Healthcare, Inc.*	5,200	(203,216)
AdaptHealth Corp.*	5,100	(187,476)
Exagen, Inc.*	1,100	(19,250)
Guardant Health, Inc.*	1,900	(290,035)
HealthEquity, Inc.*	3,500	(238,000)
Oak Street Health, Inc.*	2,700	(146,529)
PetIQ, Inc.*	7,900	(278,554)
Progyny, Inc.*	5,900	(262,609)
Surgery Partners, Inc.*	3,700	(163,762)

		(1,789,431)

Health Care Technology (0.9)%

Health Catalyst, Inc.*	5,300	(247,881)
Tabula Rasa HealthCare, Inc.*	1,700	(78,285)
Teladoc Health, Inc.*	1,100	(199,925)

		(526,091)

Hotels, Restaurants & Leisure (2.6)%

Aramark	4,900	(185,122)
Bally’s Corp.*	2,000	(129,960)
BJ’s Restaurants, Inc.*	1,500	(87,120)
Carnival Corp.*	5,600	(148,624)
Dave & Buster’s Entertainment, Inc.*	2,900	(138,910)
Everi Holdings, Inc.*	5,800	(81,838)
Expedia Group, Inc.*	900	(154,908)
Planet Fitness, Inc. (Class A Stock)*	3,400	(262,820)
Red Robin Gourmet Burgers, Inc.*	1,400	(55,846)
Vail Resorts, Inc.*	200	(58,332)
Wynn Resorts Ltd.*	2,100	(263,277)

		(1,566,757)

Independent Power & Renewable Electricity Producers (0.4)%

Sunnova Energy International, Inc.*	5,700	(232,674)

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (0.7)%

GoHealth, Inc. (Class A Stock)*	6,600	$(77,154)
Goosehead Insurance, Inc. (Class A Stock)	1,200	(128,616)
Selectquote, Inc.*	7,000	(206,570)

		(412,340)

Interactive Media & Services (0.6)%

Eventbrite, Inc. (Class A Stock)*	8,900	(197,224)
TripAdvisor, Inc.*	3,300	(177,507)

		(374,731)

Internet & Direct Marketing Retail (0.8)%

CarParts.com, Inc.*	4,800	(68,544)
RealReal, Inc. (The)*	10,400	(235,352)
Stitch Fix, Inc. (Class A Stock)*	3,100	(153,574)

		(457,470)

IT Services (2.9)%

Fastly, Inc. (Class A Stock)*	2,700	(181,656)
GoDaddy, Inc. (Class A Stock)*	2,000	(155,240)
I3 Verticals, Inc. (Class A Stock)*	1,400	(43,575)
Limelight Networks, Inc.*	16,100	(57,477)
MongoDB, Inc.*	800	(213,944)
Rackspace Technology, Inc.*	6,300	(149,814)
Repay Holdings Corp.*	11,400	(267,672)
Switch, Inc. (Class A Stock)	14,400	(234,144)
Twilio, Inc. (Class A Stock)*	800	(272,608)
Verra Mobility Corp.*	11,400	(154,299)

		(1,730,429)

Leisure Products (1.2)%

Acushnet Holdings Corp.	1,200	(49,596)
Callaway Golf Co.	7,700	(205,975)
Escalade, Inc.	900	(18,819)
Hasbro, Inc.	2,200	(211,464)
Peloton Interactive, Inc. (Class A Stock)*	2,100	(236,124)

		(721,978)

Life Sciences Tools & Services (2.3)%

Adaptive Biotechnologies Corp.*	4,900	(197,274)
Berkeley Lights, Inc.*	3,400	(170,782)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      23

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)

Codexis, Inc.*	10,300	$(235,767)
NanoString Technologies, Inc.*	3,800	(249,698)
NeoGenomics, Inc.*	5,400	(260,442)
Quanterix Corp.*	3,800	(222,186)
Repligen Corp.*	200	(38,882)

		(1,375,031)

Machinery (1.6)%

Albany International Corp. (Class A Stock)	300	(25,041)
Chart Industries, Inc.*	1,100	(156,585)
Evoqua Water Technologies Corp.*	5,500	(144,650)
Greenbrier Cos., Inc. (The)	2,100	(99,162)
Hyster-Yale Materials Handling, Inc.	800	(69,696)
Kennametal, Inc.	3,700	(147,889)
Proto Labs, Inc.*	700	(85,225)
Trinity Industries, Inc.	5,200	(148,148)
Woodward, Inc.	900	(108,567)

		(984,963)

Marine (0.3)%

Kirby Corp.*	2,600	(156,728)

Media (0.6)%

Cardlytics, Inc.*	2,100	(230,370)
Liberty Broadband Corp. (Class A Stock)*	200	(29,030)
Liberty Broadband Corp. (Class C Stock)*	500	(75,075)

		(334,475)

Metals & Mining (1.4)%

Allegheny Technologies, Inc.*	6,800	(143,208)
Carpenter Technology Corp.	5,600	(230,440)
Cleveland-Cliffs, Inc.	10,300	(207,133)
Compass Minerals International, Inc.	2,200	(137,984)
Novagold Resources, Inc. (Canada)*	16,000	(140,160)

		(858,925)

Oil, Gas & Consumable Fuels (0.2)%

Murphy Oil Corp.	9,100	(149,331)

Personal Products (0.2)%

elf Beauty, Inc.*	3,400	(91,222)

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Pharmaceuticals (1.0)%

Arvinas, Inc.*	3,600	$(237,960)
Reata Pharmaceuticals, Inc. (Class A Stock)*	2,400	(239,280)
Theravance Biopharma, Inc.*	4,400	(89,804)
VYNE Therapeutics, Inc.*	3,400	(23,273)
WaVe Life Sciences Ltd.*	5,900	(33,099)

		(623,416)

Professional Services (0.6)%

Upwork, Inc.*	5,600	(250,712)
Willdan Group, Inc.*	2,000	(82,100)

		(332,812)

Real Estate Management & Development (0.4)%

Fathom Holdings, Inc.*	900	(32,967)
Redfin Corp.*	3,400	(226,406)

		(259,373)

Road & Rail (0.9)%

Lyft, Inc. (Class A Stock)*	4,400	(277,992)
Uber Technologies, Inc.*	5,000	(272,550)

		(550,542)

Semiconductors & Semiconductor Equipment (1.4)%

CEVA, Inc.*	1,500	(84,225)
Cree, Inc.*	2,500	(270,325)
Impinj, Inc.*	4,600	(261,602)
Silicon Laboratories, Inc.*	900	(126,963)
SolarEdge Technologies, Inc.*	400	(114,976)

		(858,091)

Software (6.8)%

8x8, Inc.*	8,400	(272,496)
Alteryx, Inc. (Class A Stock)*	1,900	(157,624)
Anaplan, Inc.*	3,600	(193,860)
Appian Corp.*	1,300	(172,835)
Bill.com Holdings, Inc.*	1,600	(232,800)
Cloudflare, Inc. (Class A Stock)*	3,300	(231,858)
Coupa Software, Inc.*	900	(229,032)
Digimarc Corp.*	2,100	(62,286)
Elastic NV*	1,800	(200,160)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      25

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

Everbridge, Inc.*	2,000	$(242,360)
LivePerson, Inc.*	4,300	(226,782)
MicroStrategy, Inc. (Class A Stock)*	300	(203,640)
Model N, Inc.*	2,500	(88,075)
New Relic, Inc.*	2,500	(153,700)
PagerDuty, Inc.*	5,200	(209,196)
PROS Holdings, Inc.*	5,800	(246,500)
Q2 Holdings, Inc.*	2,100	(210,420)
Rapid7, Inc.*	3,300	(246,213)
Smartsheet, Inc. (Class A Stock)*	2,400	(153,408)
Splunk, Inc.*	1,800	(243,864)
Yext, Inc.*	8,200	(118,736)

		(4,095,845)

Specialty Retail (1.4)%

Carvana Co.*	1,100	(288,640)
Chico’s FAS, Inc.*	8,200	(27,142)
Designer Brands, Inc. (Class A Stock)*	6,100	(106,140)
Leslie’s, Inc.*	6,900	(168,981)
Vroom, Inc.*	6,000	(233,940)

		(824,843)

Technology Hardware, Storage & Peripherals (0.4)%

Pure Storage, Inc. (Class A Stock)*	10,700	(230,478)

Textiles, Apparel & Luxury Goods (0.5)%

Under Armour, Inc. (Class A Stock)*	12,200	(270,352)

Thrifts & Mortgage Finance (0.2)%

Capitol Federal Financial, Inc.	8,300	(109,933)

Trading Companies & Distributors (0.4)%

GATX Corp.	2,300	(213,302)

TOTAL SECURITIES SOLD SHORT (proceeds received $25,640,672)		(30,196,683)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 48.8% (cost $23,205,859)		29,175,597
Other assets in excess of liabilities(z) 51.2%		30,633,222

NET ASSETS 100.0%		$59,808,819

See Notes to Financial Statements.

26

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $55,148 and 0.1% of net assets.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $64,050. The aggregate value of $55,148 is 0.1% of net assets.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(u)	Represents security, or a portion thereof, segregated as collateral for short sales.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at March 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
9	S&P 500 E-Mini Index	Jun. 2021	$1,785,330	$15,514

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Goldman Sachs & Co. LLC	$—	$599,938

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      27

Schedule of Investments  (continued)

as of March 31, 2021

The following is a summary of the inputs used as of March 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$1,867,754	$—	$—
Auto Components	393,380	—	—
Banks	467,207	—	—
Biotechnology	942,940	—	—
Building Products	1,118,050	—	—
Capital Markets	1,103,586	—	—
Chemicals	2,221,474	—	—
Commercial Services & Supplies	395,040	—	—
Communications Equipment	1,565,646	—	—
Construction & Engineering	672,960	—	—
Consumer Finance	1,237,436	—	—
Diversified Telecommunication Services	1,809,505	—	—
Electronic Equipment, Instruments & Components	337,262	—	—
Entertainment	626,006	—	—
Equity Real Estate Investment Trusts (REITs)	922,040	—	—
Food & Staples Retailing	712,602	—	—
Health Care Equipment & Supplies	3,595,556	—	—
Health Care Providers & Services	2,319,882	—	—
Hotels, Restaurants & Leisure	969,494	—	—
Household Durables	176,514	—	—
Insurance	114,466	—	—
Interactive Media & Services	2,751,489	—	—
Internet & Direct Marketing Retail	1,643,530	—	—
IT Services	1,917,994	—	55,148
Leisure Products	1,883,893	—	—
Life Sciences Tools & Services	2,868,821	—	—
Machinery	2,325,367	—	—
Marine	580,290	—	—
Media	547,677	—	—
Metals & Mining	638,842	—	—
Mortgage Real Estate Investment Trusts (REITs)	58,860	—	—
Multi-Utilities	881,919	—	—
Personal Products	1,200,119	—	—
Pharmaceuticals	1,849,574	—	—
Road & Rail	896,230	—	—
Semiconductors & Semiconductor Equipment	3,779,208	—	—
Software	6,949,293	—	—
Specialty Retail	861,125	—	—
Technology Hardware, Storage & Peripherals	1,013,845	—	—
Textiles, Apparel & Luxury Goods	1,249,995	—	—
Thrifts & Mortgage Finance	152,996	—	—

See Notes to Financial Statements.

28

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Trading Companies & Distributors	$997,954	$—	$—
Affiliated Mutual Fund	99,373	—	—
U.S. Treasury Obligation	—	599,938	—

Total	$58,717,194	$599,938	$55,148

Liabilities
Common Stocks - Short
Aerospace & Defense	$(1,119,183)	$—	$—
Banks	(156,387)	—	—
Biotechnology	(1,116,079)	—	—
Building Products	(282,021)	—	—
Capital Markets	(429,596)	—	—
Chemicals	(494,331)	—	—
Commercial Services & Supplies	(626,488)	—	—
Communications Equipment	(234,009)	—	—
Construction & Engineering	(653,846)	—	—
Diversified Consumer Services	(193,812)	—	—
Diversified Telecommunication Services	(216,638)	—	—
Electrical Equipment	(558,280)	—	—
Electronic Equipment, Instruments & Components	(189,689)	—	—
Energy Equipment & Services	(178,102)	—	—
Entertainment	(389,328)	—	—
Equity Real Estate Investment Trusts (REITs)	(824,419)	—	—
Food & Staples Retailing	(371,509)	—	—
Food Products	(550,996)	—	—
Gas Utilities	(107,900)	—	—
Health Care Equipment & Supplies	(1,372,507)	—	—
Health Care Providers & Services	(1,789,431)	—	—
Health Care Technology	(526,091)	—	—
Hotels, Restaurants & Leisure	(1,566,757)	—	—
Independent Power & Renewable Electricity Producers	(232,674)	—	—
Insurance	(412,340)	—	—
Interactive Media & Services	(374,731)	—	—
Internet & Direct Marketing Retail	(457,470)	—	—
IT Services	(1,730,429)	—	—
Leisure Products	(721,978)	—	—
Life Sciences Tools & Services	(1,375,031)	—	—
Machinery	(984,963)	—	—
Marine	(156,728)	—	—
Media	(334,475)	—	—
Metals & Mining	(858,925)	—	—
Oil, Gas & Consumable Fuels	(149,331)	—	—
Personal Products	(91,222)	—	—
Pharmaceuticals	(623,416)	—	—
Professional Services	(332,812)	—	—

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      29

Schedule of Investments  (continued)

as of March 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Liabilities (continued)
Common Stocks - Short (continued)
Real Estate Management & Development	$(259,373)	$—	$—
Road & Rail	(550,542)	—	—
Semiconductors & Semiconductor Equipment	(858,091)	—	—
Software	(4,095,845)	—	—
Specialty Retail	(824,843)	—	—
Technology Hardware, Storage & Peripherals	(230,478)	—	—
Textiles, Apparel & Luxury Goods	(270,352)	—	—
Thrifts & Mortgage Finance	(109,933)	—	—
Trading Companies & Distributors	(213,302)	—	—

Total	$(30,196,683)	$—	$—

Other Financial Instruments* Assets
Futures Contracts	$15,514	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2021 were as follows (unaudited):

Software	11.6%
Semiconductors & Semiconductor Equipment	6.3
Health Care Equipment & Supplies	6.0
Life Sciences Tools & Services	4.8
Interactive Media & Services	4.6
Machinery	3.9
Health Care Providers & Services	3.9
Chemicals	3.7
IT Services	3.3
Leisure Products	3.1
Aerospace & Defense	3.1
Pharmaceuticals	3.1
Diversified Telecommunication Services	3.0
Internet & Direct Marketing Retail	2.7
Communications Equipment	2.6
Textiles, Apparel & Luxury Goods	2.1
Consumer Finance	2.1
Personal Products	2.0
Building Products	1.9
Capital Markets	1.8
Technology Hardware, Storage & Peripherals	1.7
Trading Companies & Distributors	1.7
Hotels, Restaurants & Leisure	1.6
Biotechnology	1.6

Equity Real Estate Investment Trusts (REITs)	1.5%
Road & Rail	1.5
Multi-Utilities	1.5
Specialty Retail	1.4
Food & Staples Retailing	1.2
Construction & Engineering	1.1
Metals & Mining	1.1
Entertainment	1.0
U.S. Treasury Obligations	1.0
Marine	1.0
Media	0.9
Banks	0.8
Commercial Services & Supplies	0.7
Auto Components	0.7
Electronic Equipment, Instruments & Components	0.6
Household Durables	0.3
Thrifts & Mortgage Finance	0.3
Insurance	0.2
Affiliated Mutual Fund	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.1
Securities Sold Short
Personal Products	(0.2)
Gas Utilities	(0.2)
Thrifts & Mortgage Finance	(0.2)

See Notes to Financial Statements.

30

Industry Classification (continued):

Oil, Gas & Consumable Fuels	(0.2)%
Banks	(0.3)
Marine	(0.3)
Energy Equipment & Services	(0.3)
Electronic Equipment, Instruments & Components	(0.3)
Diversified Consumer Services	(0.3)
Trading Companies & Distributors	(0.4)
Diversified Telecommunication Services	(0.4)
Technology Hardware, Storage & Peripherals	(0.4)
Independent Power & Renewable Electricity Producers	(0.4)
Communications Equipment	(0.4)
Real Estate Management & Development	(0.4)
Textiles, Apparel & Luxury Goods	(0.5)
Building Products	(0.5)
Professional Services	(0.6)
Media	(0.6)
Food & Staples Retailing	(0.6)
Interactive Media & Services	(0.6)
Entertainment	(0.6)
Insurance	(0.7)
Capital Markets	(0.7)
Internet & Direct Marketing Retail	(0.8)
Chemicals	(0.8)
Health Care Technology	(0.9)
Road & Rail	(0.9)

Food Products	(0.9)%
Electrical Equipment	(0.9)
Pharmaceuticals	(1.0)
Commercial Services & Supplies	(1.0)
Construction & Engineering	(1.1)
Leisure Products	(1.2)
Equity Real Estate Investment Trusts (REITs)	(1.4)
Specialty Retail	(1.4)
Semiconductors & Semiconductor Equipment	(1.4)
Metals & Mining	(1.4)
Machinery	(1.6)
Biotechnology	(1.9)
Aerospace & Defense	(1.9)
Health Care Equipment & Supplies	(2.3)
Life Sciences Tools & Services	(2.3)
Hotels, Restaurants & Leisure	(2.6)
IT Services	(2.9)
Health Care Providers & Services	(3.0)
Software	(6.8)

48.8
Other assets in excess of liabilities	51.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of March 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$15,514	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      31

Schedule of Investments  (continued)

as of March 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,995,352

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(192,616)

For the year ended March 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$4,769,896

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended March 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities Sold Short	Barclays Capital Group	$(30,196,683)	$30,196,683	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

32

Statement of Assets and Liabilities

as of March 31, 2021

Assets

Investments at value:
Unaffiliated investments (cost $48,747,158)	$59,272,907
Affiliated investments (cost $99,373)	99,373
Deposit with broker for securities sold short	30,822,201
Receivable for Fund shares sold	106,426
Dividends and interest receivable	35,297
Due from broker—variation margin futures	8,865
Prepaid expenses	3,815

Total Assets	90,348,884

Liabilities

Securities sold short, at value (proceeds received $25,640,672)	30,196,683
Payable for Fund shares purchased	137,044
Accrued expenses and other liabilities	96,661
Management fee payable	85,521
Dividends and interest payable on securities sold short	14,574
Distribution fee payable	8,003
Affiliated transfer agent fee payable	1,579

Total Liabilities	30,540,065

Net Assets	$59,808,819

Net assets were comprised of:
Shares of beneficial interest, at par	$6,232
Paid-in capital in excess of par	95,985,552
Total distributable earnings (loss)	(36,182,965)

Net assets, March 31, 2021	$59,808,819

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      33

Statement of Assets and Liabilities

as of March 31, 2021

Class A

Net asset value and redemption price per share,
($10,534,139 ÷ 1,102,651 shares of beneficial interest issued and outstanding)	$9.55
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.11

Class C

Net asset value, offering price and redemption price per share,
($6,873,933 ÷ 748,178 shares of beneficial interest issued and outstanding)	$9.19

Class Z

Net asset value, offering price and redemption price per share,
($29,829,050 ÷ 3,081,951 shares of beneficial interest issued and outstanding)	$9.68

Class R6

Net asset value, offering price and redemption price per share,
($12,571,697 ÷ 1,299,177 shares of beneficial interest issued and outstanding)	$9.68

See Notes to Financial Statements.

34

Statement of Operations

Year Ended March 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income	$1,454,288
Affiliated dividend income	14,612

Total income	1,468,900

Expenses
Management fee	1,287,347
Distribution fee(a)	155,270
Broker fees and expenses on short sales	194,179
Dividend expense on short sales	183,227
Transfer agent’s fees and expenses (including affiliated expense of $10,938)(a)	87,685
Custodian and accounting fees	61,042
Registration fees(a)	41,550
Audit fee	36,969
Legal fees and expenses	19,611
Shareholders’ reports	17,181
Trustees’ fees	11,720
Miscellaneous	30,967

Total expenses	2,126,748
Less: Fee waiver and/or expense reimbursement(a)	(191,335)
Distribution fee waiver(a)	(6,738)

Net expenses	1,928,675

Net investment income (loss)	(459,775)

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	25,963,899
Futures transactions	2,995,352
Short sales transactions	(50,197,061)

(21,237,810)

Net change in unrealized appreciation (depreciation) on:
Investments	35,941,389
Futures	(192,616)
Short sales	(11,598,660)

24,150,113

Net gain (loss) on investment transactions	2,912,303

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,452,528

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	40,431	114,839	—	—
Transfer agent’s fees and expenses	15,285	13,953	57,293	1,154
Registration fees	9,547	8,548	12,932	10,523
Fee waiver and/or expense reimbursement	(33,196)	(29,272)	(106,061)	(22,806)
Distribution fee waiver	(6,738)	—	—	—

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      35

Statements of Changes in Net Assets

	Year Ended March 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(459,775)	$2,271,403
Net realized gain (loss) on investment transactions	(21,237,810)	(17,677,368)
Net change in unrealized appreciation (depreciation) on investments	24,150,113	(37,770,859)

Net increase (decrease) in net assets resulting from operations	2,452,528	(53,176,824)

Dividends and Distributions
Distributions from distributable earnings
Class A	(337,294)	(1,423,510)
Class C	(206,940)	(1,183,375)
Class Z	(1,398,939)	(12,716,071)
Class R6	(525,228)	(2,950,427)

	(2,468,401)	(18,273,383)

Tax return of capital distributions
Class A	(911)	—
Class C	(559)	—
Class Z	(3,780)	—
Class R6	(1,420)	—

	(6,670)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	24,833,560	106,570,625
Net asset value of shares issued in reinvestment of dividends and distributions	2,198,444	16,005,571
Cost of shares purchased	(163,024,932)	(351,365,335)

Net increase (decrease) in net assets from Fund share transactions	(135,992,928)	(228,789,139)

Total increase (decrease)	(136,015,471)	(300,239,346)

Net Assets:

Beginning of year	195,824,290	496,063,636

End of year	$59,808,819	$195,824,290

See Notes to Financial Statements.

36

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of the following six series: PGIM Global Real Estate Fund, PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. These financial statements relate only to the PGIM QMA Long-Short Equity Fund (the “Fund”).

The investment objective of the Fund is to seek long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM QMA Long-Short Equity Fund        37

Notes to Financial Statements  (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

38

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales: The Fund sold a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to

PGIM QMA Long-Short Equity Fund        39

Notes to Financial Statements  (continued)

be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent

40

book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA” or the “subadviser”). The Manager pays for the services of QMA.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.15% average daily net assets up to and including $5 billion and 1.13% on average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.15% for the year ended March 31, 2021.

The Manager has contractually agreed, through July 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.25% of average daily net assets for Class Z shares and 1.25% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes, (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

PGIM QMA Long-Short Equity Fund        41

Notes to Financial Statements  (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%,and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through July 31, 2022 to limit such fees to 0.25% of the average daily net assets of the Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended March 31, 2021, PIMS received $2,096 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2021, PIMS received $219 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended March 31, 2021, no 17a-7 transactions were entered into by the Fund.

42

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2021, were $344,022,747 and $422,784,461, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended March 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$4,530,369	$104,015,174	$108,446,170	$—	$—	$99,373	99,373	$14,612

(1)	The Fund did not have any capital gain distributions during the reporting period.

(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended March 31, 2021, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $322,718 due to a net operating loss. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended March 31, 2021, the tax character of dividends paid by the Fund were $2,468,401 of ordinary income and $6,670 of tax return of capital. For the year ended March 31, 2020, the tax character of dividends paid by the Fund were $3,385,911 of ordinary income and $14,887,472 of long-term capital gains.

As of March 31, 2021, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$23,669,946	$12,652,538	$(7,131,373)	$5,521,165

PGIM QMA Long-Short Equity Fund        43

Notes to Financial Statements (continued)

The difference between GAAP and tax basis is primarily attributable to wash sales and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2021 of approximately $41,668,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late year losses of approximately $34,000 as having been incurred in the following fiscal year March 31, 2022.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

44

As of March 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class C	434	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	4	83.2%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2021:
Shares sold	36,058	$344,320
Shares issued in reinvestment of dividends and distributions	37,251	334,039
Shares purchased	(755,427)	(7,432,129)

Net increase (decrease) in shares outstanding before conversion	(682,118)	(6,753,770)
Shares issued upon conversion from other share class(es)	91,309	871,828
Shares purchased upon conversion into other share class(es)	(63,788)	(632,301)

Net increase (decrease) in shares outstanding	(654,597)	$(6,514,243)

Year ended March 31, 2020:
Shares sold	132,124	$1,562,382
Shares issued in reinvestment of dividends and distributions	119,394	1,416,017
Shares purchased	(2,152,729)	(25,217,406)

Net increase (decrease) in shares outstanding before conversion	(1,901,211)	(22,239,007)
Shares issued upon conversion from other share class(es)	302,101	3,647,447
Shares purchased upon conversion into other share class(es)	(121,566)	(1,457,758)

Net increase (decrease) in shares outstanding	(1,720,676)	$(20,049,318)

Class C
Year ended March 31, 2021:
Shares sold	11,237	$100,026
Shares issued in reinvestment of dividends and distributions	23,898	206,635
Shares purchased	(916,606)	(8,488,899)

Net increase (decrease) in shares outstanding before conversion	(881,471)	(8,182,238)
Shares purchased upon conversion into other share class(es)	(82,878)	(743,107)

Net increase (decrease) in shares outstanding	(964,349)	$(8,925,345)

Year ended March 31, 2020:
Shares sold	64,125	$744,190
Shares issued in reinvestment of dividends and distributions	103,528	1,183,320
Shares purchased	(1,014,407)	(11,300,215)

Net increase (decrease) in shares outstanding before conversion	(846,754)	(9,372,705)
Shares purchased upon conversion into other share class(es)	(480,190)	(5,577,245)

Net increase (decrease) in shares outstanding	(1,326,944)	$(14,949,950)

PGIM QMA Long-Short Equity Fund        45

Notes to Financial Statements  (continued)

Class Z	Shares	Amount

Year ended March 31, 2021:
Shares sold	1,159,855	$11,406,055
Shares issued in reinvestment of dividends and distributions	148,498	1,348,022
Shares purchased	(10,765,269)	(106,691,409)

Net increase (decrease) in shares outstanding before conversion	(9,456,916)	(93,937,332)
Shares issued upon conversion from other share class(es)	108,052	1,071,574
Shares purchased upon conversion into other share class(es)	(51,282)	(514,627)

Net increase (decrease) in shares outstanding	(9,400,146)	$(93,380,385)

Year ended March 31, 2020:
Shares sold	5,273,913	$63,705,491
Shares issued in reinvestment of dividends and distributions	1,052,839	12,644,602
Shares purchased	(21,465,282)	(250,542,168)

Net increase (decrease) in shares outstanding before conversion	(15,138,530)	(174,192,075)
Shares issued upon conversion from other share class(es)	452,976	5,518,599
Shares purchased upon conversion into other share class(es)	(175,699)	(2,135,163)

Net increase (decrease) in shares outstanding	(14,861,253)	$(170,808,639)

Class R6

Year ended March 31, 2021:
Shares sold	1,295,475	$12,983,159
Shares issued in reinvestment of dividends and distributions	34,126	309,748
Shares purchased	(3,986,383)	(40,412,495)

Net increase (decrease) in shares outstanding before conversion	(2,656,782)	(27,119,588)
Shares purchased upon conversion into other share class(es)	(5,331)	(53,367)

Net increase (decrease) in shares outstanding	(2,662,113)	$(27,172,955)

Year ended March 31, 2020:
Shares sold	3,278,642	$40,558,562
Shares issued in reinvestment of dividends and distributions	63,469	761,632
Shares purchased	(5,373,081)	(64,305,546)

Net increase (decrease) in shares outstanding before conversion	(2,030,970)	(22,985,352)
Shares issued upon conversion from other share class(es)	340	4,120

Net increase (decrease) in shares outstanding	(2,030,630)	$(22,981,232)

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

46

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2021. The average daily balance for the 8 days that the Fund had loans outstanding during the period was approximately $6,459,250, borrowed at a weighted average interest rate of 1.38%. The maximum loan outstanding amount during the period was $20,035,000. At March 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC

PGIM QMA Long-Short Equity Fund        47

Notes to Financial Statements  (continued)

derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of

48

pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Short Sales Risk: Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Fund already owns), the Fund gives up the opportunity for capital appreciation in the security.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM QMA Long-Short Equity Fund        49

Financial Highlights

Class A Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.76	$12.35	$12.56	$11.86	$11.35
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.06	0.06	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	0.12	(1.98)	(0.06)	0.74	0.77
Total from investment operations	0.07	(1.92)	-	0.70	0.70
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.11)	-	-	-
Tax return of capital distributions	- (b)	-	-	-	-
Distributions from net realized gains	-	(0.56)	(0.21)	-	(0.19)
Total dividends and distributions	(0.28)	(0.67)	(0.21)	-	(0.19)
Net asset value, end of year	$9.55	$9.76	$12.35	$12.56	$11.86
Total Return(c):	0.81%	(16.43)%	0.06%	5.90%	6.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,534	$17,149	$42,954	$51,585	$33,579
Average net assets (000)	$13,477	$29,067	$49,694	$39,444	$69,722
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	1.84%	2.07%	2.15%	2.44%	2.30%
Expenses before waivers and/or expense reimbursement(f)	2.14%	2.22%	2.28%	2.59%	2.44%
Net investment income (loss)	(0.50)%	0.49%	0.46%	(0.35)%	(0.59)%
Portfolio turnover rate(g)	206%	142%	160%	83%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.34%, 0.56%, 0.65%, 0.94% and 0.72%, for the years ended March 31, 2021, March 31, 2020, March 31, 2019, March 31, 2018 and March 31, 2017, respectively.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.38	$11.90	$12.20	$11.61	$11.20
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.03)	(0.03)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investment transactions	0.13	(1.91)	(0.06)	0.73	0.75
Total from investment operations	0.01	(1.94)	(0.09)	0.59	0.60
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.02)	-	-	-
Tax return of capital distributions	- (b)	-	-	-	-
Distributions from net realized gains	-	(0.56)	(0.21)	-	(0.19)
Total dividends and distributions	(0.20)	(0.58)	(0.21)	-	(0.19)
Net asset value, end of year	$9.19	$9.38	$11.90	$12.20	$11.61
Total Return(c):	0.05%	(17.01)%	(0.68)%	5.08%	5.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,874	$16,069	$36,168	$36,903	$32,783
Average net assets (000)	$11,484	$26,594	$37,987	$34,263	$29,401
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	2.59%	2.82%	2.91%	3.21%	3.08%
Expenses before waivers and/or expense reimbursement(f)	2.84%	2.94%	3.00%	3.31%	3.19%
Net investment income (loss)	(1.25)%	(0.26)%	(0.26)%	(1.12)%	(1.31)%
Portfolio turnover rate(g)	206%	142%	160%	83%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.34%, 0.57%, 0.65%, 0.96% and 0.77%, for the years ended March 31, 2021, March 31, 2020, March 31, 2019, March 31, 2018 and March 31, 2017, respectively.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      51

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.89	$12.51	$12.69	$11.95	$11.41
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.09	0.09	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.13	(2.01)	(0.06)	0.75	0.77
Total from investment operations	0.10	(1.92)	0.03	0.74	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.14)	-	-	-
Tax return of capital distributions	- (b)	-	-	-	-
Distributions from net realized gains	-	(0.56)	(0.21)	-	(0.19)
Total dividends and distributions	(0.31)	(0.70)	(0.21)	-	(0.19)
Net asset value, end of year	$9.68	$9.89	$12.51	$12.69	$11.95
Total Return(c):	1.10%	(16.25)%	0.30%	6.19%	6.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,829	$123,443	$342,001	$395,409	$274,663
Average net assets (000)	$67,087	$253,412	$391,781	$312,993	$199,471
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	1.59%	1.82%	1.91%	2.19%	2.08%
Expenses before waivers and/or expense reimbursement(f)	1.75%	1.88%	1.96%	2.27%	2.19%
Net investment income (loss)	(0.28)%	0.75%	0.73%	(0.11)%	(0.31)%
Portfolio turnover rate(g)	206%	142%	160%	83%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.34%, 0.57%, 0.65%, 0.94% and 0.78%, for the years ended March 31, 2021, March 31, 2020, March 31, 2019, March 31, 2018 and March 31, 2017, respectively.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class R6 Shares
	Year Ended March 31,			May 25, 2017(a) through March 31, 2018
	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.89	$12.51	$12.68	$11.98
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.08	0.12	(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.13	(2.00)	(0.08)	0.71
Total from investment operations	0.10	(1.92)	0.04	0.70
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.14)	-	-
Tax return of capital distributions	- (c)	-	-	-
Distributions from net realized gains	-	(0.56)	(0.21)	-
Total dividends and distributions	(0.31)	(0.70)	(0.21)	-
Net asset value, end of period	$9.68	$9.89	$12.51	$12.68
Total Return(d):	1.10%	(16.25)%	0.38%	5.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,572	$39,163	$74,941	$16,090
Average net assets (000)	$19,895	$44,915	$30,635	$15,834
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement(g)	1.58%	1.82%	1.91%	2.24	%(h)
Expenses before waivers and/or expense reimbursement(g)	1.69%	1.83%	1.94%	2.30	%(h)
Net investment income (loss)	(0.30)%	0.67%	0.92%	(0.05	)%(h)
Portfolio turnover rate(i)	206%	142%	160%	83%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.33%, 0.57%, 0.65% and 0.99%, for the years ended March 31, 2021, March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(h)	Annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund      53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM QMA Long-Short Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Long-Short Equity Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of March 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 18, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

54

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM QMA Long-Short Equity Fund	55

Federal Income Tax Information (unaudited)

For the year ended March 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM QMA Long-Short Equity Fund	100.00%	100.00%

In January 2022 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

56

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Long-Short Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 93

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 92

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA Long-Short Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute -Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM QMA Long-Short Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018-present) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Long-Short Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Long-Short Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LONG-SHORT EQUITY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PLHAX	PLHCX	PLHZX	PLHQX
CUSIP	744336868	744336850	744336843	744336736

MF221E

PGIM QMA LARGE-CAP CORE EQUITY PLUS FUND

ANNUAL REPORT

MARCH 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder,

We hope you find the annual report for the PGIM QMA Large-Cap Core Equity PLUS Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets during the period. After many years of rising corporate profits and strong job growth, the outlook changed dramatically early in the period as the pandemic quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth several trillion dollars that offered an economic lifeline to consumers and businesses. These initiatives worked, as growth returned and markets rebounded.

Stocks tumbled at the onset of the COVID-19 pandemic amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the economic recovery. The approval of several effective vaccines, optimistic growth forecasts, and the resolution of the US presidential election subsequently lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low during the middle of the period, but longer-term interest rates moved higher later in the period as investors began to focus on the economic recovery. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Core Equity PLUS Fund

May 14, 2021

PGIM QMA Large-Cap Core Equity PLUS Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/21
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	35.92	5.60 (9/19/17)
(without sales charges)	43.83	7.30 (9/19/17)
Class C
(with sales charges)	41.69	6.48 (9/19/17)
(without sales charges)	42.69	6.48 (9/19/17)
Class Z
(without sales charges)	44.00	7.48 (9/19/17)
Class R6
(without sales charges)	44.18	7.55 (9/19/17)
S&P 500 Index	56.31	16.08

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares (September 19, 2017) and the account values at the end of the latest fiscal year (March 31, 2021) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Large-Cap Core Equity PLUS Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

*The S&P 500 Index (the Index) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

6	Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 3/31/21

Ten Largest Holdings - Long	Line of Business	% of Net Assets
Microsoft Corp.	Software	5.8%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.2%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.2%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.5%
Procter & Gamble Co. (The)	Household Products	1.5%
Johnson & Johnson	Pharmaceuticals	1.4%
Intel Corp.	Semiconductors & Semiconductor Equipment	1.3%

Ten Largest Holdings - Short	Line of Business	% of Net Assets
Lyft, Inc. (Class A Stock)	Road & Rail	(0.5)%
Shockwave Medical, Inc.	Health Care Equipment & Supplies	(0.5)%
Guardant Health, Inc.	Health Care Providers & Services	(0.4)%
Carvana Co.	Specialty Retail	(0.4)%
NeoGenomics, Inc.	Life Sciences Tools & Services	(0.4)%
Kratos Defense & Security Solutions, Inc.	Aerospace & Defense	(0.4)%
Upwork, Inc.	Professional Services	(0.4)%
Cloudflare, Inc. (Class A Stock)	Software	(0.4)%
Cree, Inc.	Semiconductors & Semiconductor Equipment	(0.4)%
Everbridge, Inc.	Software	(0.4)%

Holdings reflect only long-term Investments and are subject to change.

PGIM QMA Large-Cap Core Equity PLUS Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Large-Cap Core Equity PLUS Fund’s Class Z shares returned 44.00% in the 12-month reporting period that ended March 31, 2021, underperforming the 56.31% return of the S&P 500 Index (the Index).

What were the market conditions?

•

The COVID-19 pandemic brought global economies to a virtual halt during the first quarter of 2020. US stock prices recovered rapidly during the second quarter after the Federal Reserve cut interest rates to near zero and Congress passed stimulus bills worth several trillion dollars. US employment numbers improved as states began to reopen their economies. The reporting period ended with US equities in record territory, fueled by three COVID-19 vaccines gaining emergency use authorization from the US Food and Drug Administration.

What worked?

•

During the first quarter of 2021, investor preferences shifted from high-growth stocks toward less-expensive stocks with attractive fundamentals that the Fund favors. This trend led to a very strong quarter for the Fund, especially in the information technology sector.

•	In addition to less-expensive stocks helping performance during the first quarter, the Fund benefited by favoring stocks with strong profitability.

•	Over the period, long positions in stocks with positive growth outlooks helped performance.

What didn’t work?

•

In 2020, investors favored high-growth stocks with business operations that tended to be immune to COVID-19 ramifications. Investors often disregarded company fundamentals, such as earnings, which is a focal point of QMA’s strategy. Therefore, the less-expensive stocks that QMA’s model favors underperformed in 2020.

•	Stocks with low profitability and poor fundamentals, which our strategy avoids, also performed better in 2020 than historical trends would suggest. This was especially true in the healthcare sector.

•	Over the full period, short positions detracted from the Fund’s performance, though long positions partially offset this.

Did the Fund hold derivatives?

The Fund did not hold derivatives during the period. However, it did hold exchange-traded funds (ETFs) based on the Index. QMA uses ETFs primarily to manage daily cash flows,

8	Visit our website at pgim.com/investments

provide liquidity, and equitize cash, and not as a means of adding value above the market return. Subsequently, the effect on performance was minimal relative to the broad market.

Current outlook

•

QMA is encouraged by the Fund’s strong performance so far in 2021. Much of this performance has been due to investors favoring less-expensive stocks at the expense of high-growth stocks with poor fundamentals. QMA feels there is plenty of room for cheap stocks to keep outperforming their high-growth counterparts as global economies continue to reopen—a trend that should benefit QMA’s strategy.

PGIM QMA Large-Cap Core Equity PLUS Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2021. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

10	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Core Equity PLUS Fund		Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,178.80	1.41%	$7.66
	Hypothetical	$1,000.00	$1,017.90	1.41%	$7.09
Class C	Actual	$1,000.00	$1,175.40	2.14%	$11.61
	Hypothetical	$1,000.00	$1,014.26	2.14%	$10.75
Class Z	Actual	$1,000.00	$1,179.90	1.14%	$6.20
	Hypothetical	$1,000.00	$1,019.25	1.14%	$5.74
Class R6	Actual	$1,000.00	$1,180.50	1.13%	$6.14
	Hypothetical	$1,000.00	$1,019.30	1.13%	$5.69

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Large-Cap Core Equity PLUS Fund	11

Schedule of Investments

as of March 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 129.8%

COMMON STOCKS 129.4%

Aerospace & Defense 3.2%

BWX Technologies, Inc.	200	$13,188
General Dynamics Corp.	790	143,432
L3Harris Technologies, Inc.	600	121,608
Lockheed Martin Corp.	510	188,445
Northrop Grumman Corp.	500	161,820
Raytheon Technologies Corp.	2,580	199,357

		827,850

Auto Components 0.4%

Adient PLC*	1,400	61,880
Gentherm, Inc.*	600	44,466

		106,346

Automobiles 1.8%

Ford Motor Co.*	13,400	164,150
General Motors Co.*	4,100	235,586
Tesla, Inc.*	100	66,793

		466,529

Banks 3.7%

Capstar Financial Holdings, Inc.	1,700	29,325
Citigroup, Inc.(u)	4,100	298,275
CNB Financial Corp.	4,900	120,589
Eagle Bancorp Montana, Inc.	700	17,024
First Internet Bancorp	900	31,707
JPMorgan Chase & Co.	1,600	243,568
OFG Bancorp (Puerto Rico)	500	11,310
PCB Bancorp	2,500	37,500
Primis Financial Corp.	7,900	114,866
South Plains Financial, Inc.	2,800	63,616

		967,780

Beverages 0.7%

Coca-Cola Co. (The)	800	42,168
Monster Beverage Corp.*	1,600	145,744

		187,912

Biotechnology 3.7%

AbbVie, Inc.	2,100	227,262

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      13

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)

Amgen, Inc.	220	$54,738
Biogen, Inc.*	540	151,065
Emergent BioSolutions, Inc.*	600	55,746
Gilead Sciences, Inc.	2,900	187,427
Incyte Corp.*	900	73,143
Regeneron Pharmaceuticals, Inc.*	200	94,628
Vertex Pharmaceuticals, Inc.*	540	116,041

		960,050

Building Products 0.9%

Masco Corp.	2,000	119,800
UFP Industries, Inc.	1,400	106,176

		225,976

Capital Markets 2.9%

Ameriprise Financial, Inc.	660	153,417
Evercore, Inc. (Class A Stock)	400	52,696
Federated Hermes, Inc.	4,800	150,240
Goldman Sachs Group, Inc. (The)	300	98,100
Piper Sandler Cos.	800	87,720
Raymond James Financial, Inc.	1,300	159,328
Silvercrest Asset Management Group, Inc. (Class A Stock)	3,100	44,578

		746,079

Chemicals 3.2%

Cabot Corp.	2,500	131,100
Celanese Corp.	600	89,886
Huntsman Corp.	3,200	92,256
Mosaic Co. (The)	1,100	34,771
RPM International, Inc.	1,500	137,775
Sherwin-Williams Co. (The)	100	73,801
Trinseo SA	2,200	140,074
Westlake Chemical Corp.	1,500	133,185

		832,848

Commercial Services & Supplies 0.1%

Herman Miller, Inc.	800	32,920

Communications Equipment 1.8%

Cisco Systems, Inc.(u)	5,400	279,234
Extreme Networks, Inc.*	1,200	10,500

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Communications Equipment (cont’d.)

NETGEAR, Inc.*	2,800	$115,080
Plantronics, Inc.*	200	7,782
Ubiquiti, Inc.	200	59,660

		472,256

Construction & Engineering 1.3%

Argan, Inc.	1,200	64,020
EMCOR Group, Inc.	1,100	123,376
Primoris Services Corp.	4,700	155,711

		343,107

Construction Materials 0.1%

Summit Materials, Inc. (Class A Stock)*	800	22,416

Consumer Finance 1.3%

Capital One Financial Corp.	1,500	190,845
Regional Management Corp.	900	31,194
Synchrony Financial	3,000	121,980

		344,019

Diversified Consumer Services 0.0%

American Public Education, Inc.*	400	14,252

Diversified Financial Services 0.9%

Berkshire Hathaway, Inc. (Class B Stock)*	900	229,923

Diversified Telecommunication Services 2.3%

AT&T, Inc.(u)	9,500	287,565
Verizon Communications, Inc.(u)	5,300	308,195

		595,760

Electric Utilities 0.9%

Exelon Corp.	3,600	157,464
NRG Energy, Inc.	1,100	41,503
OGE Energy Corp.	400	12,944
Otter Tail Corp.	700	32,319

		244,230

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      15

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment 1.0%

Acuity Brands, Inc.	960	$158,400
Eaton Corp. PLC	700	96,796

		255,196

Electronic Equipment, Instruments & Components 1.2%

Jabil, Inc.	2,200	114,752
Kimball Electronics, Inc.*	900	23,220
Sanmina Corp.*	3,800	157,244
ScanSource, Inc.*	700	20,965

		316,181

Energy Equipment & Services 0.2%

Core Laboratories NV	700	20,153
Halliburton Co.	400	8,584
National Energy Services Reunited Corp.*	1,200	14,844

		43,581

Entertainment 2.0%

Activision Blizzard, Inc.	2,000	186,000
Electronic Arts, Inc.	1,100	148,907
Netflix, Inc.*	200	104,332
Playtika Holding Corp.*	2,900	78,909

		518,148

Equity Real Estate Investment Trusts (REITs) 1.7%

Franklin Street Properties Corp.	5,300	28,885
Piedmont Office Realty Trust, Inc. (Class A Stock)	7,300	126,801
PotlatchDeltic Corp.	2,400	127,008
Weyerhaeuser Co.	4,500	160,200

		442,894

Food & Staples Retailing 1.6%

Kroger Co. (The)	3,300	118,767
Sprouts Farmers Market, Inc.*	900	23,958
Walmart, Inc.(u)	2,000	271,660

		414,385

Food Products 1.6%

Conagra Brands, Inc.	2,600	97,760

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)

Kraft Heinz Co. (The)	4,200	$168,000
Tyson Foods, Inc. (Class A Stock)	1,900	141,170

		406,930

Health Care Equipment & Supplies 6.4%

Abbott Laboratories(u)	2,500	299,600
ABIOMED, Inc.*	400	127,492
Align Technology, Inc.*	300	162,459
Becton, Dickinson & Co.	800	194,520
Danaher Corp.	1,000	225,080
Dentsply Sirona, Inc.	1,300	82,953
Edwards Lifesciences Corp.*	700	58,548
Hologic, Inc.*	700	52,066
IDEXX Laboratories, Inc.*	300	146,793
Medtronic PLC	900	106,317
Quidel Corp.*	600	76,758
ResMed, Inc.	200	38,804
West Pharmaceutical Services, Inc.	300	84,534

		1,655,924

Health Care Providers & Services 3.9%

Anthem, Inc.	600	215,370
Cigna Corp.	732	176,953
CVS Health Corp.	1,100	82,753
McKesson Corp.	600	117,024
UnitedHealth Group, Inc.(u)	1,110	412,998

		1,005,098

Health Care Technology 0.1%

Computer Programs & Systems, Inc.	800	24,480

Hotels, Restaurants & Leisure 2.6%

Darden Restaurants, Inc.	1,000	142,000
Del Taco Restaurants, Inc.	10,200	97,716
Domino’s Pizza, Inc.	400	147,116
McDonald’s Corp.(u)	1,200	268,968
Starbucks Corp.	100	10,927

		666,727

Household Durables 1.3%

D.R. Horton, Inc.	1,900	169,328

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      17

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)

NVR, Inc.*	10	$47,109
Skyline Champion Corp.*	2,900	131,254

		347,691

Household Products 1.5%

Procter & Gamble Co. (The)(u)	2,800	379,204

Independent Power & Renewable Electricity Producers 0.5%

Atlantic Power Corp.*	10,400	30,056
Vistra Corp.	5,200	91,936

		121,992

Industrial Conglomerates 1.0%

3M Co.	1,200	231,216
Honeywell International, Inc.	200	43,414

		274,630

Insurance 1.5%

Allstate Corp. (The)	600	68,940
Chubb Ltd.	400	63,188
Donegal Group, Inc. (Class A Stock)	900	13,374
Heritage Insurance Holdings, Inc.	6,700	74,236
Old Republic International Corp.	1,000	21,840
Stewart Information Services Corp.	2,200	114,466
Universal Insurance Holdings, Inc.	3,300	47,322

		403,366

Interactive Media & Services 6.4%

Alphabet, Inc. (Class A Stock)*(u)	278	573,381
Alphabet, Inc. (Class C Stock)*(u)	191	395,108
Facebook, Inc. (Class A Stock)*(u)	2,420	712,763

		1,681,252

Internet & Direct Marketing Retail 5.1%

Amazon.com, Inc.*(u)	355	1,098,398
eBay, Inc.	2,800	171,472
Qurate Retail, Inc. (Class A Stock)	4,200	49,392

		1,319,262

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 5.7%

Accenture PLC (Class A Stock)(u)	990	$273,487
Automatic Data Processing, Inc.	1,000	188,470
BM Technologies, Inc.(original cost $12,113; purchased 12/17/20)*^(f)	969	10,429
Cognizant Technology Solutions Corp. (Class A Stock)	2,400	187,488
EPAM Systems, Inc.*	400	158,676
Hackett Group, Inc. (The)	9,800	160,622
International Business Machines Corp.	300	39,978
International Money Express, Inc.*	7,200	108,072
PayPal Holdings, Inc.*	900	218,556
Sykes Enterprises, Inc.*	2,300	101,384
Visa, Inc. (Class A Stock)	205	43,405

		1,490,567

Leisure Products 0.9%

American Outdoor Brands, Inc.*	3,275	82,530
Brunswick Corp.	700	66,759
Johnson Outdoors, Inc. (Class A Stock)	100	14,275
Smith & Wesson Brands, Inc.	4,500	78,525

		242,089

Life Sciences Tools & Services 3.1%

Bio-Techne Corp.	300	114,579
IQVIA Holdings, Inc.*	1,030	198,934
Medpace Holdings, Inc.*	800	131,240
PerkinElmer, Inc.	900	115,461
Thermo Fisher Scientific, Inc.	520	237,318

		797,532

Machinery 3.3%

AGCO Corp.	1,100	158,016
Cummins, Inc.	500	129,555
Deere & Co.	400	149,656
Meritor, Inc.*	4,400	129,448
Mueller Industries, Inc.	2,300	95,105
Shyft Group, Inc. (The)	4,200	156,240
Timken Co. (The)	500	40,585

		858,605

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      19

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Marine 1.0%

Eagle Bulk Shipping, Inc.*	3,400	$122,808
Matson, Inc.	1,900	126,730

		249,538

Media 1.6%

Comcast Corp. (Class A Stock)	1,500	81,165
Gray Television, Inc.	5,400	99,360
News Corp. (Class A Stock)	400	10,172
Nexstar Media Group, Inc. (Class A Stock)	1,100	154,473
Omnicom Group, Inc.	1,100	81,565

		426,735

Metals & Mining 1.5%

Freeport-McMoRan, Inc.*	5,000	164,650
Newmont Corp.	2,500	150,675
Steel Dynamics, Inc.	1,400	71,064

		386,389

Multiline Retail 0.7%

Dollar Tree, Inc.*	1,100	125,906
Target Corp.	300	59,421

		185,327

Multi-Utilities 1.2%

MDU Resources Group, Inc.	4,900	154,889
Sempra Energy	1,200	159,096

		313,985

Oil, Gas & Consumable Fuels 1.9%

Chevron Corp.	300	31,437
ConocoPhillips	3,400	180,098
Exxon Mobil Corp.	1,900	106,077
Kinder Morgan, Inc.	4,900	81,585
Pioneer Natural Resources Co.	600	95,292

		494,489

Personal Products 1.1%

Medifast, Inc.	500	105,910

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Personal Products (cont’d.)

Nu Skin Enterprises, Inc. (Class A Stock)	1,600	$84,624
USANA Health Sciences, Inc.*	900	87,840

		278,374

Pharmaceuticals 5.1%

Bristol-Myers Squibb Co.(u)	4,100	258,833
Eli Lilly & Co.	900	168,138
Johnson & Johnson(u)	2,200	361,570
Merck & Co., Inc.(u)	3,700	285,233
Pfizer, Inc.	7,000	253,610
Viatris, Inc.*	872	12,182

		1,339,566

Professional Services 0.2%

Kforce, Inc.	1,200	64,320

Real Estate Management & Development 0.1%

Altisource Portfolio Solutions SA*	1,600	14,704

Road & Rail 0.8%

Schneider National, Inc. (Class B Stock)	2,700	67,419
Werner Enterprises, Inc.	2,800	132,076

		199,495

Semiconductors & Semiconductor Equipment 7.3%

Applied Materials, Inc.(u)	2,300	307,280
Entegris, Inc.	1,200	134,160
Intel Corp.(u)	5,300	339,200
KLA Corp.	300	99,120
Kulicke & Soffa Industries, Inc. (Singapore)	600	29,466
MKS Instruments, Inc.	1,000	185,420
Qorvo, Inc.*	800	146,160
QUALCOMM, Inc.	1,800	238,662
Semtech Corp.*	1,900	131,100
Skyworks Solutions, Inc.	700	128,436
Texas Instruments, Inc.	700	132,293
Ultra Clean Holdings, Inc.*	600	34,824

		1,906,121

Software 13.7%

A10 Networks, Inc.*	7,700	73,997

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      21

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

Adobe, Inc.*(u)	700	$332,759
Autodesk, Inc.*	700	194,005
Cadence Design Systems, Inc.*	1,300	178,087
ChannelAdvisor Corp.*	1,900	44,745
eGain Corp.*	2,600	24,674
Fair Isaac Corp.*	300	145,815
Intuit, Inc.	680	260,481
Manhattan Associates, Inc.*	1,100	129,118
Microsoft Corp.(u)	6,400	1,508,927
Oracle Corp.	3,500	245,595
Paycom Software, Inc.*	400	148,024
PTC, Inc.*	1,000	137,650
QAD, Inc. (Class A Stock)	500	33,290
SS&C Technologies Holdings, Inc.	1,700	118,779

		3,575,946

Specialty Retail 2.6%

Best Buy Co., Inc.	300	34,443
Hibbett Sports, Inc.*	1,400	96,446
Home Depot, Inc. (The)	700	213,675
L Brands, Inc.*	900	55,674
Lowe’s Cos., Inc.	1,100	209,198
Zumiez, Inc.*	1,700	72,930

		682,366

Technology Hardware, Storage & Peripherals 5.5%

Apple, Inc.(u)	10,300	1,258,145
HP, Inc.	1,100	34,925
NetApp, Inc.	800	58,136
Super Micro Computer, Inc.*	2,000	78,120

		1,429,326

Textiles, Apparel & Luxury Goods 1.1%

Deckers Outdoor Corp.*	400	132,168
Tapestry, Inc.*	3,900	160,719

		292,887

Thrifts & Mortgage Finance 0.6%

ESSA Bancorp, Inc.	1,700	27,200

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)

OP Bancorp	6,400	$67,328
Southern Missouri Bancorp, Inc.	1,700	67,014

		161,542

Tobacco 0.6%

Altria Group, Inc.	3,000	153,480

Trading Companies & Distributors 1.0%

Boise Cascade Co.	2,600	155,558
Veritiv Corp.*	2,600	110,604

		266,162

TOTAL COMMON STOCKS (cost $26,209,799)		33,706,739

EXCHANGE-TRADED FUND 0.4%
SPDR S&P 500 ETF Trust (cost $74,621)	240	95,119

PREFERRED STOCK 0.0%

Internet & Direct Marketing Retail

Qurate Retail, Inc., 8.000%, Maturing 03/15/31 (cost $28,901)	126	12,808

TOTAL LONG-TERM INVESTMENTS (cost $26,313,321)		33,814,666

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $36,035)(wb)	36,035	36,035

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $26,349,356)		33,850,701

SECURITIES SOLD SHORT (29.9)%

COMMON STOCKS

Aerospace & Defense (1.2)%

Axon Enterprise, Inc.*	600	(85,452)
Hexcel Corp.*	1,100	(61,600)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      23

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Aerospace & Defense (cont’d.)

Kratos Defense & Security Solutions, Inc.*	3,700	$(100,936)
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1,100	(53,515)

		(301,503)

Biotechnology (1.6)%

Beam Therapeutics, Inc.*	700	(56,028)
Biohaven Pharmaceutical Holding Co. Ltd.*	1,000	(68,350)
Bioxcel Therapeutics, Inc.*	700	(30,212)
Editas Medicine, Inc.*	1,000	(42,000)
Epizyme, Inc.*	3,100	(27,001)
Global Blood Therapeutics, Inc.*	1,400	(57,050)
Iovance Biotherapeutics, Inc.*	1,200	(37,992)
Precision BioSciences, Inc.*	1,700	(17,595)
REVOLUTION Medicines, Inc.*	1,400	(64,232)
Spero Therapeutics, Inc.*	700	(10,304)

		(410,764)

Building Products (0.2)%

CSW Industrials, Inc.	400	(54,000)

Capital Markets (0.3)%

Hamilton Lane, Inc. (Class A Stock)	1,000	(88,560)

Chemicals (0.6)%

Albemarle Corp.	600	(87,666)
Livent Corp.*	4,300	(74,476)

		(162,142)

Commercial Services & Supplies (0.4)%

KAR Auction Services, Inc.*	3,600	(54,000)
US Ecology, Inc.*	900	(37,476)
Viad Corp.*	600	(25,050)

		(116,526)

Communications Equipment (0.3)%

Comtech Telecommunications Corp.	700	(17,388)
Infinera Corp.*	5,600	(53,928)

		(71,316)

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Construction & Engineering (0.6)%

Ameresco, Inc. (Class A Stock)*	900	$(43,767)
Granite Construction, Inc.	1,300	(52,325)
WillScot Mobile Mini Holdings Corp.*	2,400	(66,600)

		(162,692)

Diversified Consumer Services (0.2)%

Houghton Mifflin Harcourt Co.*	3,700	(28,194)
OneSpaWorld Holdings Ltd. (Bahamas)*	1,900	(20,235)
Regis Corp.*	1,000	(12,560)

		(60,989)

Diversified Telecommunication Services (0.2)%

Bandwidth, Inc. (Class A Stock)*	400	(50,696)

Electrical Equipment (0.8)%

FuelCell Energy, Inc.*	4,800	(69,168)
Plug Power, Inc.*	1,800	(64,512)
Sunrun, Inc.*	1,100	(66,528)

		(200,208)

Electronic Equipment, Instruments & Components (0.2)%

Luna Innovations, Inc.*	900	(9,477)
PAR Technology Corp.*	600	(39,246)

		(48,723)

Entertainment (0.1)%

IMAX Corp.*	1,700	(34,170)

Equity Real Estate Investment Trusts (REITs) (0.1)%

Essential Properties Realty Trust, Inc. REIT	700	(15,981)

Food & Staples Retailing (0.3)%

Chefs’ Warehouse, Inc. (The)*	1,111	(33,841)
Grocery Outlet Holding Corp.*	1,300	(47,957)

		(81,798)

Food Products (0.3)%

Beyond Meat, Inc.*	400	(52,048)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      25

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)

Limoneira Co.	600	$(10,500)
Vital Farms, Inc.*	1,100	(24,024)

		(86,572)

Health Care Equipment & Supplies (1.8)%

Acutus Medical, Inc.*	700	(9,359)
Alphatec Holdings, Inc.*	2,300	(36,317)
Apyx Medical Corp.*	1,000	(9,660)
Axonics Modulation Technologies, Inc.*	1,200	(71,868)
CryoLife, Inc.*	1,100	(24,838)
Glaukos Corp.*	200	(16,786)
iRhythm Technologies, Inc.*	300	(41,658)
Novocure Ltd.*	400	(52,872)
OrthoPediatrics Corp.*	600	(29,250)
Shockwave Medical, Inc.*	900	(117,234)
Sientra, Inc.*	1,600	(11,664)
Tactile Systems Technology, Inc.*	600	(32,694)
Varex Imaging Corp.*	1,100	(22,539)

		(476,739)

Health Care Providers & Services (1.8)%

1Life Healthcare, Inc.*	2,100	(82,068)
Castle Biosciences, Inc.*	400	(27,384)
Exagen, Inc.*	500	(8,750)
Guardant Health, Inc.*	700	(106,855)
HealthEquity, Inc.*	1,300	(88,400)
Oak Street Health, Inc.*	1,200	(65,124)
PetIQ, Inc.*	800	(28,208)
Surgery Partners, Inc.*	1,600	(70,816)

		(477,605)

Health Care Technology (0.7)%

Health Catalyst, Inc.*	1,200	(56,124)
Schrodinger, Inc.*	200	(15,258)
Tabula Rasa HealthCare, Inc.*	700	(32,235)
Teladoc Health, Inc.*	400	(72,700)

		(176,317)

Hotels, Restaurants & Leisure (1.1)%

Bally’s Corp.*	100	(6,498)
BJ’s Restaurants, Inc.*	600	(34,848)

See Notes to Financial Statements.

26

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)

Carnival Corp.*	2,300	$(61,042)
Dave & Buster’s Entertainment, Inc.*	1,300	(62,270)
Planet Fitness, Inc. (Class A Stock)*	600	(46,380)
Red Robin Gourmet Burgers, Inc.*	400	(15,956)
Wynn Resorts Ltd.*	500	(62,685)

		(289,679)

Household Products (0.1)%

WD-40 Co.	60	(18,371)

Independent Power & Renewable Electricity Producers (0.4)%

Sunnova Energy International, Inc.*	2,300	(93,886)

Insurance (0.1)%

Goosehead Insurance, Inc. (Class A Stock)	100	(10,718)
Markel Corp.*	20	(22,792)

		(33,510)

Interactive Media & Services (0.5)%

Eventbrite, Inc. (Class A Stock)*	1,900	(42,104)
TripAdvisor, Inc.*	1,400	(75,306)

		(117,410)

Internet & Direct Marketing Retail (0.5)%

RealReal, Inc. (The)*	2,500	(56,575)
Stitch Fix, Inc. (Class A Stock)*	1,300	(64,402)

		(120,977)

IT Services (1.2)%

BigCommerce Holdings, Inc.*	400	(23,120)
Fastly, Inc. (Class A Stock)*	1,000	(67,280)
MongoDB, Inc.*	300	(80,229)
Repay Holdings Corp.*	2,200	(51,656)
Twilio, Inc. (Class A Stock)*	100	(34,076)
Verra Mobility Corp.*	4,300	(58,200)

		(314,561)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      27

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Leisure Products (0.3)%

Hasbro, Inc.	200	$(19,224)
Peloton Interactive, Inc. (Class A Stock)*	600	(67,464)

		(86,688)

Life Sciences Tools & Services (1.7)%

Adaptive Biotechnologies Corp.*	1,900	(76,494)
Berkeley Lights, Inc.*	1,400	(70,322)
Codexis, Inc.*	2,100	(48,069)
NanoString Technologies, Inc.*	1,300	(85,423)
NeoGenomics, Inc.*	2,100	(101,283)
Quanterix Corp.*	1,000	(58,470)

		(440,061)

Machinery (1.2)%

Chart Industries, Inc.*	100	(14,235)
Evoqua Water Technologies Corp.*	2,100	(55,230)
Greenbrier Cos., Inc. (The)	900	(42,498)
Hyster-Yale Materials Handling, Inc.	300	(26,136)
Kennametal, Inc.	1,600	(63,952)
Trinity Industries, Inc.	2,200	(62,678)
Woodward, Inc.	500	(60,315)

		(325,044)

Marine (0.3)%

Kirby Corp.*	1,100	(66,308)

Media (0.5)%

Cardlytics, Inc.*	800	(87,760)
Liberty Broadband Corp. (Class C Stock)*	200	(30,030)

		(117,790)

Metals & Mining (1.0)%

Allegheny Technologies, Inc.*	2,900	(61,074)
Carpenter Technology Corp.	1,400	(57,610)
Cleveland-Cliffs, Inc.	4,200	(84,462)
Compass Minerals International, Inc.	900	(56,448)

		(259,594)

Multiline Retail (0.1)%

Nordstrom, Inc.*	600	(22,722)

See Notes to Financial Statements.

28

Description	Shares	Value

COMMON STOCKS (Continued)

Personal Products (0.1)%

elf Beauty, Inc.*	1,400	$(37,562)

Pharmaceuticals (0.9)%

Aerie Pharmaceuticals, Inc.*	1,300	(23,231)
Arvinas, Inc.*	800	(52,880)
Reata Pharmaceuticals, Inc. (Class A Stock)*	600	(59,820)
Revance Therapeutics, Inc.*	1,400	(39,130)
Theravance Biopharma, Inc.*	1,900	(38,779)
WaVe Life Sciences Ltd.*	1,400	(7,854)

		(221,694)

Professional Services (0.4)%

Upwork, Inc.*	2,200	(98,494)
Willdan Group, Inc.*	400	(16,420)

		(114,914)

Road & Rail (0.5)%

Lyft, Inc. (Class A Stock)*	1,900	(120,043)

Semiconductors & Semiconductor Equipment (0.9)%

CEVA, Inc.*	200	(11,230)
Cree, Inc.*	900	(97,317)
Impinj, Inc.*	800	(45,496)
Silicon Laboratories, Inc.*	400	(56,428)
Veeco Instruments, Inc.*	1,300	(26,962)

		(237,433)

Software (5.2)%

8x8, Inc.*	1,500	(48,660)
Alteryx, Inc. (Class A Stock)*	800	(66,368)
Anaplan, Inc.*	1,400	(75,390)
Appian Corp.*	500	(66,475)
Cloudflare, Inc. (Class A Stock)*	1,400	(98,364)
Coupa Software, Inc.*	300	(76,344)
Datadog, Inc. (Class A Stock)*	400	(33,336)
Elastic NV*	500	(55,600)
Everbridge, Inc.*	800	(96,944)
LivePerson, Inc.*	1,000	(52,740)
Medallia, Inc.*	2,000	(55,780)
MicroStrategy, Inc. (Class A Stock)*	100	(67,880)
Model N, Inc.*	1,000	(35,230)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      29

Schedule of Investments  (continued)

as of March 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

New Relic, Inc.*	1,100	$(67,628)
PagerDuty, Inc.*	1,600	(64,368)
PROS Holdings, Inc.*	1,400	(59,500)
Q2 Holdings, Inc.*	800	(80,160)
Rapid7, Inc.*	500	(37,305)
Smartsheet, Inc. (Class A Stock)*	700	(44,744)
Splunk, Inc.*	500	(67,740)
Workday, Inc. (Class A Stock)*	90	(22,359)
Workiva, Inc.*	600	(52,956)
Yext, Inc.*	1,400	(20,272)

		(1,346,143)

Specialty Retail (1.1)%

Carvana Co.*	400	(104,960)
Chico’s FAS, Inc.*	3,500	(11,585)
Designer Brands, Inc. (Class A Stock)*	1,700	(29,580)
Leslie’s, Inc.*	2,900	(71,021)
Vroom, Inc.*	1,800	(70,182)

		(287,328)

Technology Hardware, Storage & Peripherals (0.1)%

Pure Storage, Inc. (Class A Stock)*	1,100	(23,694)

Trading Companies & Distributors (0.0)%
GATX Corp.	100	(9,274)

TOTAL SECURITIES SOLD SHORT (proceeds received $6,667,083)		(7,781,987)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 100.1% (cost $19,682,273)		26,068,714
Liabilities in excess of other assets (0.1)%		(18,827)

NET ASSETS 100.0%		$26,049,887

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund
LIBOR—London Interbank Offered Rate
REITs—Real Estate Investment Trust
S&P—Standard & Poor’s
SPDR—Standard & Poor’s Depositary Receipts

*	Non-income producing security.

See Notes to Financial Statements.

30

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $10,429 and 0.0% of net assets.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $12,113. The aggregate value of $10,429 is 0.0% of net assets.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$827,850	$—	$—
Auto Components	106,346	—	—
Automobiles	466,529	—	—
Banks	967,780	—	—
Beverages	187,912	—	—
Biotechnology	960,050	—	—
Building Products	225,976	—	—
Capital Markets	746,079	—	—
Chemicals	832,848	—	—
Commercial Services & Supplies	32,920	—	—
Communications Equipment	472,256	—	—
Construction & Engineering	343,107	—	—
Construction Materials	22,416	—	—
Consumer Finance	344,019	—	—
Diversified Consumer Services	14,252	—	—
Diversified Financial Services	229,923	—	—
Diversified Telecommunication Services	595,760	—	—
Electric Utilities	244,230	—	—
Electrical Equipment	255,196	—	—
Electronic Equipment, Instruments & Components	316,181	—	—
Energy Equipment & Services	43,581	—	—
Entertainment	518,148	—	—
Equity Real Estate Investment Trusts (REITs)	442,894	—	—
Food & Staples Retailing	414,385	—	—
Food Products	406,930	—	—
Health Care Equipment & Supplies	1,655,924	—	—
Health Care Providers & Services	1,005,098	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      31

Schedule of Investments  (continued)

as of March 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Health Care Technology	$24,480	$—	$—
Hotels, Restaurants & Leisure	666,727	—	—
Household Durables	347,691	—	—
Household Products	379,204	—	—
Independent Power & Renewable Electricity Producers	121,992	—	—
Industrial Conglomerates	274,630	—	—
Insurance	403,366	—	—
Interactive Media & Services	1,681,252	—	—
Internet & Direct Marketing Retail	1,319,262	—	—
IT Services	1,480,138	—	10,429
Leisure Products	242,089	—	—
Life Sciences Tools & Services	797,532	—	—
Machinery	858,605	—	—
Marine	249,538	—	—
Media	426,735	—	—
Metals & Mining	386,389	—	—
Multiline Retail	185,327	—	—
Multi-Utilities	313,985	—	—
Oil, Gas & Consumable Fuels	494,489	—	—
Personal Products	278,374	—	—
Pharmaceuticals	1,339,566	—	—
Professional Services	64,320	—	—
Real Estate Management & Development	14,704	—	—
Road & Rail	199,495	—	—
Semiconductors & Semiconductor Equipment	1,906,121	—	—
Software	3,575,946	—	—
Specialty Retail	682,366	—	—
Technology Hardware, Storage & Peripherals	1,429,326	—	—
Textiles, Apparel & Luxury Goods	292,887	—	—
Thrifts & Mortgage Finance	161,542	—	—
Tobacco	153,480	—	—
Trading Companies & Distributors	266,162	—	—
Exchange-Traded Fund	95,119	—	—
Preferred Stock
Internet & Direct Marketing Retail	12,808	—	—
Affiliated Mutual Fund	36,035	—	—

Total	$33,840,272	$—	$10,429

Liabilities
Common Stocks - Short
Aerospace & Defense	$(301,503)	$—	$—
Biotechnology	(410,764)	—	—
Building Products	(54,000)	—	—
Capital Markets	(88,560)	—	—
Chemicals	(162,142)	—	—

See Notes to Financial Statements.

32

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Liabilities (continued)
Common Stocks - Short (continued)
Commercial Services & Supplies	$(116,526)	$—	$—
Communications Equipment	(71,316)	—	—
Construction & Engineering	(162,692)	—	—
Diversified Consumer Services	(60,989)	—	—
Diversified Telecommunication Services	(50,696)	—	—
Electrical Equipment	(200,208)	—	—
Electronic Equipment, Instruments & Components	(48,723)	—	—
Entertainment	(34,170)	—	—
Equity Real Estate Investment Trusts (REITs)	(15,981)	—	—
Food & Staples Retailing	(81,798)	—	—
Food Products	(86,572)	—	—
Health Care Equipment & Supplies	(476,739)	—	—
Health Care Providers & Services	(477,605)	—	—
Health Care Technology	(176,317)	—	—
Hotels, Restaurants & Leisure	(289,679)	—	—
Household Products	(18,371)	—	—
Independent Power & Renewable Electricity Producers	(93,886)	—	—
Insurance	(33,510)	—	—
Interactive Media & Services	(117,410)	—	—
Internet & Direct Marketing Retail	(120,977)	—	—
IT Services	(314,561)	—	—
Leisure Products	(86,688)	—	—
Life Sciences Tools & Services	(440,061)	—	—
Machinery	(325,044)	—	—
Marine	(66,308)	—	—
Media	(117,790)	—	—
Metals & Mining	(259,594)	—	—
Multiline Retail	(22,722)	—	—
Personal Products	(37,562)	—	—
Pharmaceuticals	(221,694)	—	—
Professional Services	(114,914)	—	—
Road & Rail	(120,043)	—	—
Semiconductors & Semiconductor Equipment	(237,433)	—	—
Software	(1,346,143)	—	—
Specialty Retail	(287,328)	—	—
Technology Hardware, Storage & Peripherals	(23,694)	—	—
Trading Companies & Distributors	(9,274)	—	—

Total	$(7,781,987)	$—	$—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      33

Schedule of Investments  (continued)

as of March 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2021 were as follows (unaudited):

Software	13.7%
Semiconductors & Semiconductor Equipment	7.3
Interactive Media & Services	6.4
Health Care Equipment & Supplies	6.4
IT Services	5.7
Technology Hardware, Storage & Peripherals	5.5
Pharmaceuticals	5.1
Internet & Direct Marketing Retail	5.1
Health Care Providers & Services	3.9
Banks	3.7
Biotechnology	3.7
Machinery	3.3
Chemicals	3.2
Aerospace & Defense	3.2
Life Sciences Tools & Services	3.1
Capital Markets	2.9
Specialty Retail	2.6
Hotels, Restaurants & Leisure	2.6
Diversified Telecommunication Services	2.3
Entertainment	2.0
Oil, Gas & Consumable Fuels	1.9
Communications Equipment	1.8
Automobiles	1.8
Equity Real Estate Investment Trusts (REITs)	1.7
Media	1.6
Food & Staples Retailing	1.6
Food Products	1.6
Insurance	1.5
Metals & Mining	1.5
Household Products	1.5
Household Durables	1.3
Consumer Finance	1.3
Construction & Engineering	1.3
Electronic Equipment, Instruments & Components	1.2
Multi-Utilities	1.2
Textiles, Apparel & Luxury Goods	1.1
Personal Products	1.1
Industrial Conglomerates	1.0
Trading Companies & Distributors	1.0
Electrical Equipment	1.0
Marine	1.0
Electric Utilities	0.9
Leisure Products	0.9

Diversified Financial Services	0.9%
Building Products	0.9
Road & Rail	0.8
Beverages	0.7
Multiline Retail	0.7
Thrifts & Mortgage Finance	0.6
Tobacco	0.6
Independent Power & Renewable Electricity Producers	0.5
Auto Components	0.4
Exchange-Traded Fund	0.4
Professional Services	0.2
Energy Equipment & Services	0.2
Affiliated Mutual Fund	0.2
Commercial Services & Supplies	0.1
Health Care Technology	0.1
Construction Materials	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0 *
Securities Sold Short
Trading Companies & Distributors	(0.0)*
Equity Real Estate Investment Trusts (REITs)	(0.1)
Household Products	(0.1)
Multiline Retail	(0.1)
Technology Hardware, Storage & Peripherals	(0.1)
Insurance	(0.1)
Entertainment	(0.1)
Personal Products	(0.1)
Electronic Equipment, Instruments & Components	(0.2)
Diversified Telecommunication Services	(0.2)
Building Products	(0.2)
Diversified Consumer Services	(0.2)
Marine	(0.3)
Communications Equipment	(0.3)
Food & Staples Retailing	(0.3)
Food Products	(0.3)
Leisure Products	(0.3)
Capital Markets	(0.3)
Independent Power & Renewable Electricity Producers	(0.4)
Professional Services	(0.4)
Commercial Services & Supplies	(0.4)
Interactive Media & Services	(0.5)

See Notes to Financial Statements.

34

Industry Classification (continued):

Media	(0.5)%
Road & Rail	(0.5)
Internet & Direct Marketing Retail	(0.5)
Chemicals	(0.6)
Construction & Engineering	(0.6)
Health Care Technology	(0.7)
Electrical Equipment	(0.8)
Pharmaceuticals	(0.9)
Semiconductors & Semiconductor Equipment	(0.9)
Metals & Mining	(1.0)
Specialty Retail	(1.1)
Hotels, Restaurants & Leisure	(1.1)
Aerospace & Defense	(1.2)
IT Services	(1.2)

Machinery	(1.2)%
Biotechnology	(1.6)
Life Sciences Tools & Services	(1.7)
Health Care Equipment & Supplies	(1.8)
Health Care Providers & Services	(1.8)
Software	(5.2)

100.1
Liabilities in excess of other assets	(0.1)

100.0%

* Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities Sold Short	Scotia Capital (USA), Inc.	$(7,781,987)	$7,781,987	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      35

Statement of Assets and Liabilities

as of March 31, 2021

Assets

Investments at value:
Unaffiliated investments (cost $26,313,321)	$33,814,666
Affiliated investments (cost $36,035)	36,035
Dividends and interest receivable	20,704
Deposit with broker for securities sold short	18,181
Due from Manager	549
Prepaid expenses	1,437

Total Assets	33,891,572

Liabilities

Securities sold short, at value (proceeds received $6,667,083)	7,781,987
Accrued expenses and other liabilities	55,294
Dividends and interest payable on securities sold short	4,180
Affiliated transfer agent fee payable	182
Distribution fee payable	42

Total Liabilities	7,841,685

Net Assets	$26,049,887

Net assets were comprised of:
Shares of beneficial interest, at par	$2,091
Paid-in capital in excess of par	20,960,701
Total distributable earnings (loss)	5,087,095

Net assets, March 31, 2021	$26,049,887

See Notes to Financial Statements.

36

Class A

Net asset value and redemption price per share, ($151,163 ÷ 12,131 shares of beneficial interest issued and outstanding)	$12.46
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price to public	$13.19

Class C

Net asset value, offering price and redemption price per share, ($12,478 ÷ 1,007 shares of beneficial interest issued and outstanding)	$12.40

Class Z

Net asset value, offering price and redemption price per share, ($17,041 ÷ 1,371 shares of beneficial interest issued and outstanding)	$12.43

Class R6

Net asset value, offering price and redemption price per share, ($25,869,205 ÷ 2,076,655 shares of beneficial interest issued and outstanding)	$12.46

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      37

Statement of Operations

Year Ended March 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,313 foreign withholding tax)	$458,098
Interest income	6,249
Affiliated dividend income	206

Total income	464,553

Expenses
Management fee	178,638
Distribution fee(a)	353
Custodian and accounting fees	56,517
Registration fees(a)	54,216
Broker fees and expenses on short sales	39,484
Audit fee	26,525
Legal fees and expenses	16,594
Shareholders’ reports	15,705
Dividend expense on short sales	13,087
Trustees’ fees	10,590
Transfer agent’s fees and expenses (including affiliated expense of $631)(a)	856
Miscellaneous	19,515

Total expenses	432,080
Less: Fee waiver and/or expense reimbursement(a)	(168,045)

Net expenses	264,035

Net investment income (loss)	200,518

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	2,392,154
Short sales transactions	(3,523,226)

(1,131,072)

Net change in unrealized appreciation (depreciation) on:
Investments	10,391,643
Short sales	(1,508,101)

8,883,542

Net gain (loss) on investment transactions	7,752,470

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,952,988

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	240	113	—	—
Registration fees	13,554	13,554	13,554	13,554
Transfer agent’s fees and expenses	544	49	191	72
Fee waiver and/or expense reimbursement	(14,564)	(13,657)	(13,818)	(126,006)

See Notes to Financial Statements.

38

Statements of Changes in Net Assets

	Year Ended March 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$200,518	$237,400
Net realized gain (loss) on investment transactions	(1,131,072)	7,150
Net change in unrealized appreciation (depreciation) on investments	8,883,542	(4,291,711)

Net increase (decrease) in net assets resulting from operations	7,952,988	(4,047,161)

Dividends and Distributions
Distributions from distributable earnings
Class A	(695)	(680)
Class C	—	(23)
Class Z	(144)	(176)
Class R6	(206,236)	(265,702)

	(207,075)	(266,581)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	194,999	35,732
Net asset value of shares issued in reinvestment of dividends and distributions	207,075	266,581
Cost of shares purchased	(145,801)	(31,452)

Net increase (decrease) in net assets from Fund share transactions	256,273	270,861

Total increase (decrease)	8,002,186	(4,042,881)

Net Assets:

Beginning of year	18,047,701	22,090,582

End of year	$26,049,887	$18,047,701

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      39

Statement of Cash Flows

For Year Ended March 31, 2021

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$7,952,988

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting From Operations to Net Cash Provided by / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	29,962,834
Purchases of long-term portfolio investments, net of amounts payable	(27,922,443)
Net proceeds (purchases) of short-term portfolio investments	76,163
Costs to cover investments sold short	9,441,399
Proceeds from investments sold short	(11,849,790)
Net realized (gain) loss on investment transactions	(2,392,154)
Net realized (gain) loss on short sales transactions	3,523,226
Net change in unrealized (appreciation) depreciation on investments	(10,391,643)
Net change in unrealized (appreciation) depreciation on short sales transactions	1,508,101
(Increase) Decrease in Assets:
Dividends and interest receivable	11,107
Due from Manager	(549)
Prepaid expenses	(1,077)
Increase (Decrease) in Liabilities:
Accrued expenses and other liabilities	12,268
Dividends and interest payable on securities sold short	(6,935)
Affiliated transfer agent fee payable	81
Distribution fee payable	20
Management fee payable	(7,146)

Total adjustments	(8,036,538)

Net cash provided by (used for) operating activities	(83,550)

Net cash provided by (used for) financing activities:
Proceeds from Fund shares sold, net of amounts receivable	195,000
Payment of Fund shares repurchased, net of amounts payable	(145,799)
Net asset value of shares issued in reinvestment of dividends	207,072
Cash paid on distributions from distributable earnings	(207,075)

Net cash provided by (used for) financing activities:	49,198

Net increase (decrease) in cash and restricted cash	(34,352)
Cash and restricted cash at beginning of year	52,533

Cash and restricted cash at end of year	$18,181

  Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:

	March 31, 2021	March 31, 2020
Cash	$—	$221
Restricted Cash:
Deposit with broker for securities sold short	18,181	52,312

Total cash and restricted cash	$18,181	$52,533

See Notes to Financial Statements.

40

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of the following six series: PGIM Global Real Estate Fund, PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Core Equity PLUS Fund (the “Fund”).

The investment objective of the Fund is to seek long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM QMA Large-Cap Core Equity PLUS Fund        41

Notes to Financial Statements  (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

42

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Short Sales: The Fund sold a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The cash amounts pledged for securities sold short are considered restricted cash and are included in deposit with broker for securities sold short in the Statement of Assets and Liabilities.

Short sales involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the

PGIM QMA Large-Cap Core Equity PLUS Fund        43

Notes to Financial Statements  (continued)

ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA” or the “subadviser”). The Manager pays for the services of QMA.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion; 0.78% on the next $2 billion of average daily net assets; 0.76% on the next $2 billion of

44

average daily net assets; 0.75% on the next $5 billion of average daily net assets and 0.74% on average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended March 31, 2021.

The Manager has contractually agreed, through July 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.20% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class Z shares and 0.95% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended March 31, 2021, PIMS received $1,759 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2021, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM QMA Large-Cap Core Equity PLUS Fund        45

Notes to Financial Statements  (continued)

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended March 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2021, were $38,086,013 and $37,788,946, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended March 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$112,198	$799,920	$876,083	$—	$—	$36,035	36,035	$206

(1)	The Fund did not have any capital gain distributions during the reporting period.

(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

46

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended March 31, 2021, the tax character of dividends paid by the Fund was $207,075 of ordinary income. For the year ended March 31, 2020, the tax character of dividends paid by the Fund were $266,581 of ordinary income.

As of March 31, 2021, the accumulated undistributed earnings on a tax basis were $51,679 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$19,766,655	$8,285,027	$(1,982,968)	$6,302,059
The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2021 of approximately $1,267,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after

PGIM QMA Large-Cap Core Equity PLUS Fund        47

Notes to Financial Statements  (continued)

purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of March 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,029	8.5%
Class C	1,007	100.0%
Class Z	1,038	75.7%
Class R6	2,076,655	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	99.3%	—	—%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2021:
Shares sold	15,842	$177,961
Shares issued in reinvestment of dividends and distributions	62	695
Shares purchased	(10,582)	(118,175)

Net increase (decrease) in shares outstanding	5,322	$60,481

Year ended March 31, 2020:
Shares sold	2,006	$21,554
Shares issued in reinvestment of dividends and distributions	57	680
Shares purchased	(2,247)	(23,451)

Net increase (decrease) in shares outstanding before conversion	(184)	(1,217)
Shares issued upon conversion from other share class(es)	1,353	15,018

Net increase (decrease) in shares outstanding	1,169	$13,801

48

Class C	Shares	Amount
Year ended March 31, 2021:
Shares purchased	(758)	$(7,595)

Net increase (decrease) in shares outstanding	(758)	$(7,595)

Year ended March 31, 2020:
Shares sold	758	$6,275
Shares issued in reinvestment of dividends and distributions	2	23

Net increase (decrease) in shares outstanding before conversion	760	6,298
Shares purchased upon conversion into other share class(es)	(1,358)	(15,018)

Net increase (decrease) in shares outstanding	(598)	$(8,720)

Class Z
Year ended March 31, 2021:
Shares sold	1,576	$17,038
Shares issued in reinvestment of dividends and distributions	13	144
Shares purchased	(1,892)	(20,031)

Net increase (decrease) in shares outstanding	(303)	$(2,849)

Year ended March 31, 2020:
Shares sold	732	$7,792
Shares issued in reinvestment of dividends and distributions	15	176
Shares purchased	(716)	(8,001)

Net increase (decrease) in shares outstanding	31	$(33)

Class R6
Year ended March 31, 2021:
Shares issued in reinvestment of dividends and distributions	18,614	$206,236

Net increase (decrease) in shares outstanding	18,614	$206,236

Year ended March 31, 2020:
Shares sold	—	$111
Shares issued in reinvestment of dividends and distributions	22,479	265,702

Net increase (decrease) in shares outstanding	22,479	$265,813

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

PGIM QMA Large-Cap Core Equity PLUS Fund        49

Notes to Financial Statements  (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended March 31, 2021.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

50

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Short Sales Risk: Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Fund already owns), the Fund gives up the opportunity for capital appreciation in the security.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM QMA Large-Cap Core Equity PLUS Fund        51

Financial Highlights

Class A Shares
	Year Ended March 31,			September 19, 2017(a) through March 31,
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.73	$10.81	$10.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.09	0.08	0.02
Net realized and unrealized gain (loss) on investment transactions	3.73	(2.07)	0.27	0.58
Total from investment operations	3.80	(1.98)	0.35	0.60
Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.10)	(0.07)	(0.03)
Distributions from net realized gains	-	-	(0.02)	(0.02)
Total dividends and distributions	(0.07)	(0.10)	(0.09)	(0.05)
Net asset value, end of period	$12.46	$8.73	$10.81	$10.55
Total Return(c):	43.83%	(18.63)%	3.39%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$151	$59	$61	$40
Average net assets (000)	$96	$74	$42	$20
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.44%	1.94%	2.11%	1.72	%(f)
Expenses before waivers and/or expense reimbursement(e)	16.66%	20.53%	37.62%	203.54	%(f)
Net investment income (loss)	0.60%	0.79%	0.72%	0.43	%(f)
Portfolio turnover rate(g)	107%	101%	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.24%, 0.74%, 0.91% and 0.52% for the years ended March 31, 2021, March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class C Shares
	Year Ended March 31,				September 19, 2017(a) through March 31,
	2021		2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.69		$10.77	$10.52	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(c)	- (d)	0.01	(0.02)
Net realized and unrealized gain (loss) on investment transactions	3.72		(2.06)	0.26	0.57
Total from investment operations	3.71		(2.06)	0.27	0.55
Less Dividends and Distributions:
Dividends from net investment income	-		(0.02)	-	(0.01)
Distributions from net realized gains	-		-	(0.02)	(0.02)
Total dividends and distributions	-		(0.02)	(0.02)	(0.03)
Net asset value, end of period	$12.40		$8.69	$10.77	$10.52
Total Return(e):	42.69%		(19.16)%	2.59%	5.48%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12		$15	$25	$11
Average net assets (000)	$11		$12	$17	$11
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement(g)	2.18%		2.66%	2.89%	2.43	%(h)
Expenses before waivers and/or expense reimbursement(g)	122.90%		113.43%	87.13%	383.62	%(h)
Net investment income (loss)	(0.12)%		0.04%	0.06%	(0.32	)%(h)
Portfolio turnover rate(i)	107%		101%	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)	Amount rounds to zero.
(e)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.23%, 0.70%, 0.94% and 0.48% for the years ended March 31, 2021, March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(h)	Annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      53

Financial Highlights(continued)

Class Z Shares
	Year Ended March 31,			September 19, 2017(a) through March 31,
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.71	$10.78	$10.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.11	0.11	0.04
Net realized and unrealized gain (loss) on investment transactions	3.72	(2.05)	0.26	0.55
Total from investment operations	3.82	(1.94)	0.37	0.59
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.10)	(0.04)
Distributions from net realized gains	-	-	(0.02)	(0.02)
Total dividends and distributions	(0.10)	(0.13)	(0.12)	(0.06)
Net asset value, end of period	$12.43	$8.71	$10.78	$10.53
Total Return(c):	44.00%	(18.31)%	3.59%	5.87%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17	$15	$18	$15
Average net assets (000)	$14	$14	$18	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.18%	1.69%	1.85%	1.42	%(f)
Expenses before waivers and/or expense reimbursement(e)	97.21%	91.92%	81.69%	341.63	%(f)
Net investment income (loss)	0.92%	1.01%	1.00%	0.71	%(f)
Portfolio turnover rate(g)	107%	101%	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.23%, 0.74%, 0.90% and 0.47% for the years ended March 31, 2021, March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class R6 Shares
	Year Ended March 31,			September 19, 2017(a) through March 31,
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.73	$10.80	$10.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.12	0.11	0.04
Net realized and unrealized gain (loss) on investment transactions	3.73	(2.06)	0.26	0.57
Total from investment operations	3.83	(1.94)	0.37	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.10)	(0.04)
Distributions from net realized gains	-	-	(0.02)	(0.02)
Total dividends and distributions	(0.10)	(0.13)	(0.12)	(0.06)
Net asset value, end of period	$12.46	$8.73	$10.80	$10.55
Total Return(c):	44.18%	(18.37)%	3.58%	6.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,869	$17,958	$21,986	$21,226
Average net assets (000)	$22,208	$22,465	$21,827	$21,315
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.18%	1.69%	1.85%	1.42	%(f)
Expenses before waivers and/or expense reimbursement(e)	1.75%	2.31%	2.63%	2.41	%(f)
Net investment income (loss)	0.90%	1.05%	1.00%	0.68	%(f)
Portfolio turnover rate(g)	107%	101%	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.23%, 0.74%, 0.90% and 0.47% for the years ended March 31, 2021, March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund      55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM QMA Large-Cap Core Equity PLUS Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Large-Cap Core Equity PLUS Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of March 31, 2021, and the related statements of operations, cash flows and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations, its cash flows, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 21, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 18, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

56

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM QMA Large-Cap Core Equity PLUS Fund	57

Federal Income Tax Information (unaudited)

For the year ended March 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Core Equity PLUS Fund	100.00%	100.00%

In January 2022 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2021.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 96

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Core Equity PLUS Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 93

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 95

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 92

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku, Inc. (since 2020) (communication services); Independent Director, Synnex Corporation (since 2019) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA Large-Cap Core Equity PLUS Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM QMA Large-Cap Core Equity PLUS Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018-present) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since April 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Large-Cap Core Equity PLUS Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP CORE EQUITY PLUS FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PQMAX	PQMCX	PQMZX	PQMQX
CUSIP	744336728	744336710	744336686	744336694

MF237E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended March 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended March 31, 2021, PwC billed the Registrant $127,900 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended March 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended March 31, 2020, KPMG billed the Registrant $126,308 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended March 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended March 31, 2021, fees of $8,701 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended March 31, 2020, fees of $5,672 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended March 31, 2021 and March 31, 2020: none.

(d) All Other Fees

For the fiscal years ended March 31, 2021 and March 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended March 31, 2021 and March 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2021 and March 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	May 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	May 18, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	May 18, 2021